                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               Confidential, for Use of the
[X]  Definitive Proxy Statement                Commission Only (as permitted
[ ]  Definitive Additional Materials           by Rule 14a-6(e)(2))
[ ]  Soliciting Material Pursuant to Rule
     14a-11(c) or Rule 14a-12

                             RPM International Inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

          RPM INTERNATIONAL INC. - 2628 Pearl Road - P.O. Box 777 - Medina, Ohio
                                                            44258 - 330-273-5090

[RPM LOGO]

THOMAS C. SULLIVAN
     Chairman

                                                                 August 29, 2003

TO RPM INTERNATIONAL STOCKHOLDERS:

     This year's Annual Meeting of RPM Stockholders will be held at 2:00 p.m., Eastern Daylight Time, Friday, October 10, 2003, at Michaud's Towne n' Country located at 16808 Pearl Road, Strongsville, Ohio. Please note that this is a new location.

     In addition to discussing the items of business outlined in this Proxy Statement, we look forward to giving you a progress report on the first quarter of our current fiscal year, which will end on August 31. As in the past, there will be an informal discussion of the Company's activities, during which time your questions and comments will be welcomed.

     We hope that you are planning to attend the Annual Meeting personally, and we look forward to seeing you. Whether or not you expect to attend in person, the return of the enclosed Proxy as soon as possible would be greatly appreciated and will ensure that your shares will be represented at the Annual Meeting. If you do attend the Annual Meeting, you may, of course, withdraw your Proxy should you wish to vote in person.

     On behalf of the Directors and management of RPM, I would like to thank you for your continued support and confidence.

                                       Sincerely yours,

                                       /s/ Thomas C. Sullivan
                                       THOMAS C. SULLIVAN

                                   [RPM LOGO]

                        2628 PEARL ROAD  -  P.O. BOX 777
                               MEDINA, OHIO 44258

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

     Notice is Hereby Given that the Annual Meeting of Stockholders of RPM International Inc. will be held at Michaud's Towne n' Country, 16808 Pearl Road, Strongsville, Ohio, on Friday, October 10, 2003, at 2:00 P.M., Eastern Daylight Time, for the following purposes:

     (1) To elect four Directors in Class II for a three-year term ending in 2006;

     (2) To approve and adopt the RPM International Inc. 2003 Restricted Stock Plan for Directors; and

     (3) To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.

     Holders of shares of Common Stock of record at the close of business on August 15, 2003 are entitled to receive notice of and to vote at the Annual Meeting.

     By Order of the Board of Directors.

                                             P. KELLY TOMPKINS
                                                Secretary

August 29, 2003

        Please fill in and sign the enclosed Proxy and return the Proxy in the envelope enclosed herewith.

                                   [RPM LOGO]

                        2628 PEARL ROAD  -  P.O. BOX 777
                               MEDINA, OHIO 44258

                                PROXY STATEMENT

                       MAILED ON OR ABOUT AUGUST 29, 2003

         ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 10, 2003

     This Proxy Statement is furnished in connection with the solicitation of Proxies by the Board of Directors of RPM International Inc. (the "Company") to be used at the Annual Meeting of Stockholders of the Company to be held on October 10, 2003, and any adjournment or postponement thereof. The time, place and purposes of the Annual Meeting are stated in the Notice of Annual Meeting of Stockholders which accompanies this Proxy Statement.

     The accompanying Proxy is solicited by the Board of Directors of the Company. All validly executed Proxies received by the Board of Directors of the Company pursuant to this solicitation will be voted at the Annual Meeting, and the directions contained in such Proxies will be followed in each instance. If no directions are given, the Proxy will be voted FOR the election of the four nominees listed on the Proxy and FOR the approval and adoption of the RPM International Inc. 2003 Restricted Stock Plan for Directors.

     Any person giving a Proxy pursuant to this solicitation may revoke it. A stockholder, without affecting any vote previously taken, may revoke a Proxy by giving notice to the Company in writing, in open meeting or by a duly executed Proxy bearing a later date.

     The expense of soliciting Proxies, including the cost of preparing, assembling and mailing the Notice, Proxy Statement and Proxy, will be borne by the Company. The Company may pay persons holding shares for others their expenses for sending proxy materials to their principals. In addition to solicitation of Proxies by mail, the Company's Directors, officers and employees, without additional compensation, may solicit Proxies by telephone, telegraph, and personal interview. The Company also may retain a third party to aid in the solicitation of proxies.

                                 VOTING RIGHTS

     The record date for determination of stockholders entitled to vote at the Annual Meeting was the close of business on August 15, 2003. On that date, the Company had 115,592,050 shares of Common Stock, par value $0.01 per share, (the "Common Stock"), outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote.

     At the Annual Meeting, in accordance with the General Corporation Law of the State of Delaware and the Company's Amended and Restated By-Laws, the inspectors of election appointed by the Board of Directors for the Annual Meeting will determine the presence of a quorum and will tabulate the results of stockholder voting. As provided by the General Corporation Law of the State of Delaware and the Company's Amended and Restated By-Laws, holders of shares entitling them to exercise a majority of the voting power of the Company, present in person or by proxy at the Annual Meeting, will constitute a quorum for such meeting. Under applicable Delaware law, if a broker returns a Proxy and has not voted on a certain proposal, such broker non-votes will count for purposes of determining a quorum. The shares represented at the Annual Meeting by Proxies, which are marked, with respect to the election of Directors, "withheld" will be counted as shares present for the purpose of determining whether a quorum is present. The inspectors of election intend to treat properly executed proxies marked "abstain" as "present" for these purposes.

     Nominees for election as Directors receiving the greatest number of votes will be elected Directors. Votes that are withheld or broker non-votes in respect of the election of Directors will not be counted in determining the outcome of the election. Under applicable rules, brokers who hold shares in street name for beneficial owners have the authority to vote on certain items when they have not received instructions from such beneficial owners. Pursuant to such rules, brokers that do not receive instruction are entitled to vote with respect to the election of Directors. The General Corporation Law of the State of Delaware provides that stockholders cannot elect Directors by cumulative voting unless a company's certificate of incorporation so provides. The Company's Amended and Restated Certificate of Incorporation does not provide for cumulative voting.

     Pursuant to the Company's Amended and Restated By-Laws, proposals other than the election of Directors and matters brought before the Annual Meeting will be decided, unless otherwise provided by law or by the Amended and Restated Certificate of Incorporation of the Company, by the vote of the holders of a majority of the shares entitled to vote thereon present in person or by proxy at the Annual Meeting. In voting for such other proposals, votes may be cast in favor, against or abstained. Abstentions will count as present for purposes of the item on which the abstention is noted and will have the effect of a vote against the proposal. Broker non-votes, however, are not counted as present for purposes of determining whether a proposal has been approved and will have no effect on the outcome of any such proposal. Pursuant to New York Stock Exchange rules, brokers that do not receive instructions with respect to the proposal to approve and adopt the RPM International Inc. 2003 Restricted Stock Plan for Directors are not entitled to vote on such proposal.

              STOCK OWNERSHIP OF PRINCIPAL HOLDERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of shares of Common Stock as of May 31, 2003, unless otherwise indicated, by (i) each person or group known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each Director and nominee for election as a Director of the Company, (iii) each executive officer named in the Executive Compensation tables below and (iv) all Directors and executive officers as a group. All information with respect to beneficial ownership has been furnished by the respective Director, nominee for election as a Director, or executive officer, as the case may be. Unless otherwise indicated below, each person named below has sole voting and investment power with respect to the number of shares set forth opposite his or her respective name. The address of each Director nominee, Director and Executive Officer is 2628 Pearl Road, P.O. Box 777, Medina, Ohio 44258.

                                                        NUMBER OF SHARES
                                                        OF COMMON STOCK     PERCENTAGE OF
                                                          BENEFICIALLY        SHARES OF
               NAME OF BENEFICIAL OWNER                     OWNED(1)       COMMON STOCK(1)
               ------------------------                 ----------------   ---------------
Max D. Amstutz(2).....................................        24,843              *
Edward B. Brandon(3)..................................        25,000              *
Bruce A. Carbonari(4).................................             0              *
Paul G. P. Hoogenboom(5)..............................        74,761              *
E. Bradley Jones(6)...................................        14,893              *
James A. Karman(7)....................................       867,044             .7
Robert L. Matejka(8)..................................        64,215              *
Donald K. Miller(9)...................................        10,000              *
William A. Papenbrock(10).............................        18,742              *
Albert B. Ratner(11)..................................         6,250              *
Ronald A. Rice(12)....................................       103,680              *
Frank C. Sullivan(13).................................       590,870             .5
Thomas C. Sullivan(14)................................     1,081,011             .9
Jerry Sue Thornton(15)................................             0              *
P. Kelly Tompkins(16).................................       126,284             .1
Joseph P. Viviano(17).................................        11,000              *
All Directors and executive officers as a group
  (twenty persons including the directors and
  executive officers named above)(18).................     3,412,691            2.9

---------------

  *  Less than .1%.

 (1) In accordance with Securities and Exchange Commission ("Commission") rules, each beneficial owner's holdings have been calculated assuming full exercise of outstanding options covering Common Stock, if any, exercisable by such owner within 60 days after May 31, 2003, but no exercise of outstanding options covering Common Stock held by any other person.

 (2) Dr. Amstutz is a Director of the Company.

 (3) Mr. Brandon is a Director of the Company.

 (4) Mr. Carbonari was appointed to the Board of Directors on October 11, 2002.

 (5) Mr. Hoogenboom is an executive officer of the Company. His ownership is comprised of 42,113 shares of Common Stock which he owns directly, 31,250 shares which he has the right to acquire within 60 days of May 31, 2003 through the exercise of stock options, and approximately 1,398 shares held by Wachovia Bank N.A., as trustee of the RPM International Inc. 401(k) Plan which represents Mr. Hoogenboom's approximate percentage ownership of the total shares held in the RPM International Inc. 401(k) Plan as of May 31, 2003. Mr. Hoogenboom also has a total of 439 stock equivalent units in the Company's Deferred Compensation Program.

 (6) Mr. Jones is a Director of the Company.

 (7) Mr. Karman is a Director of the Company. Mr. Karman's ownership is comprised of 224,017 shares of Common Stock which he owns directly, 227,372 shares of Common Stock which are held by a family-owned corporation, of which Mr. Karman is an officer and director, 71,905 shares that are held by the James A. Karman Grantor Retained Annuity Trust of which Mr. Karman is a beneficiary and 343,750 shares of Common Stock which he has the right to acquire within 60 days after May 31, 2003 through the exercise of stock options. The ownership of the shares held by the James A. Karman Grantor Retained Annuity Trust and by the family-owned corporation is attributed to Mr. Karman pursuant to Commission rules.

 (8) Mr. Matejka is an executive officer of the Company. Mr. Matejka's ownership is comprised of 50,866 shares of Common Stock which he owns directly, 12,500 shares which he has the right to acquire within 60 days of May 31, 2003 through the exercise of stock options, and approximately 849 shares held by Wachovia Bank, N.A., as trustee of the RPM International Inc. 401(k) Plan, which represents Mr. Matejka's approximate percentage ownership of the total shares of Common Stock held in the RPM International Inc. 401(k) Plan as of May 31, 2003. He also has 368 stock equivalent units in the Company's Deferred Compensation Program.

 (9) Mr. Miller is a Director of the Company.

(10) Mr. Papenbrock is a Director of the Company. All of Mr. Papenbrock's shares of Common Stock are owned through his retirement plan for which National City Bank is Trustee.

(11) Mr. Ratner is a Director of the Company.

(12) Mr. Rice is an executive officer of the Company. His ownership is comprised of 44,302 shares of Common Stock which he owns directly, 56,250 shares which he has the right to acquire within 60 days of May 31, 2003 through the exercise of stock options, and approximately 3,128 shares held by Wachovia Bank, N.A., as trustee of the RPM International Inc. 401(k) Plan, which represents Mr. Rice's approximate percentage ownership of the total shares held in the plan as of May 31, 2003. Mr. Rice also has a total of 1,317 stock equivalent units in the Company's Deferred Compensation Program.

(13) Mr. Frank C. Sullivan is a Director and an executive officer of the Company. Mr. Sullivan's ownership is comprised of 232,593 shares of Common Stock which he owns directly, 7,266 shares which he holds as Custodian for his sons, 348,126 shares of Common Stock which he has the right to acquire within 60 days after May 31, 2003 through the exercise of stock options, and approximately 2,885 shares held by Wachovia Bank, N.A., as trustee of the RPM International Inc. 401(k) Plan, which represents Mr. Sullivan's approximate percentage ownership of the total shares of Common Stock held in the RPM International Inc. 401(k) Plan as of May 31, 2003. The ownership of the shares held as Custodian for his sons is attributed to Mr. Sullivan pursuant to Commission rules. Mr. Sullivan also has a total of 3,151 stock equivalent units in the Company's Deferred Compensation Program.

(14) Mr. Thomas C. Sullivan is Chairman of the Board of Directors of the Company. Mr. Sullivan's ownership is comprised of 281,772 shares of Common Stock which he owns directly, 17,363 shares which are owned by his wife and 781,876 shares of Common Stock which he has the right to acquire within 60 days after May 31, 2003 through the exercise of stock options. The ownership of the shares of Common Stock held by his wife is attributed to Mr. Sullivan pursuant to Commission rules.

(15) Dr. Thornton is a Director of the Company. Dr. Thornton has elected to receive her Directors' fees in the form of stock equivalent units in connection with the Company's Deferred Compensation Program. As of May 31, 2003, Dr. Thornton had approximately 11,381 stock equivalent units in the Deferred Compensation Program.

(16) Mr. Tompkins is an executive officer of the Company. Mr. Tompkins's ownership is comprised of 47,537 shares of Common Stock which he owns directly, 76,275 shares which he has the right to acquire within 60 days after May 31, 2003 through the exercise of stock options, and approximately 2,472 shares held by Wachovia Bank, N.A., as trustee of the RPM International Inc. 401(k) Plan, which represents Mr. Tompkins's approximate percentage ownership of the total shares of Common Stock held in the RPM International Inc. 401(k) Plan as of May 31, 2003. Mr. Tompkins also has a total of 914 stock equivalent units in the Company's Deferred Compensation Program.

(17) Mr. Viviano is a Director of the Company.

(18) The number of shares of Common Stock shown as beneficially owned by the Company's Directors and executive officers as a group on May 31, 2003 includes 1,945,965 shares which the Company's Directors and executive officers as a group have the right to acquire within 60 days after said date through the exercise of stock options granted to them under the Company's stock option plans, and approximately 19,395 shares of Common Stock held by Wachovia Bank, N.A., as trustee of the RPM International Inc. 401(k) Plan, which represents the group's approximate percentage ownership of the total shares of Common Stock held in the RPM International Inc. 401(k) Plan as of May 31, 2003.

                                  PROPOSAL ONE
                             ELECTION OF DIRECTORS

     The authorized number of Directors of the Company presently is fixed at twelve, with the Board of Directors divided into three Classes of four Directors each. The term of office of one Class of Directors expires each year, and at each Annual Meeting of Stockholders the successors to the Directors of the Class whose term is expiring at that time are elected to hold office for a term of three years.

     The term of office of Class II of the Board of Directors expires at this year's Annual Meeting of Stockholders. The term of office of the persons elected Directors in Class II at this year's Annual Meeting will expire at the time of the Annual Meeting held in 2006. Each Director in Class II will serve until the expiration of that term or until his successor shall have been duly elected. The Board of Directors' nominees for election as Directors in Class II are Bruce A. Carbonari, James A. Karman, Donald K. Miller and Joseph P. Viviano. Each of the nominees currently serves as a Director in Class II. On October 11, 2002, the Board of Directors filled a vacancy by appointing Mr. Bruce A. Carbonari a Director in Class II of the Board of Directors.

     The Proxy holders named in the accompanying Proxy or their substitutes will vote such Proxy at the Annual Meeting or any adjournment or postponement thereof for the election as Directors of the four nominees unless the stockholder instructs, by marking the appropriate space on the Proxy, that authority to vote is withheld. If any nominee should become unavailable for election (which contingency is not now contemplated or foreseen), it is intended that the shares represented by the Proxy will be voted for such substitute nominee as may be named by the Board of Directors. In no event will the accompanying Proxy be voted for more than four nominees or for persons other than those named below and any such substitute nominee for any of them.


                                       NOMINEES FOR ELECTION

[Bruce A. Carbonari photo]

                                 BRUCE A. CARBONARI, age 47 -- Director since 2002
                                 President and Chief Executive Officer of Fortune Brands Home and
                                 Hardware, a consumer products company specializing in kitchen, bath and related products. Fortune Brands operating units include Moen
                                 Incorporated, a producer of residential and commercial plumbing products. Prior to joining the Moen business as President and Chief
                                 Operating Officer in 1990, Mr. Carbonari was Executive Vice
                                 President and Chief Financial Officer of Stanadyne, Inc., Moen's
                                 parent company at that time. He began his career at
                                 PricewaterhouseCoopers prior to joining Stanadyne in 1981. Mr.
                                 Carbonari also serves on the Boards of The Cleveland Clinic
                                 Foundation and the Rock and Roll Hall of Fame.

                                 SHARES OF COMMON STOCK BENEFICIALLY OWNED:  NOMINEE TO CLASS II
                                 0                                           (TERM EXPIRING IN 2006)


[James A. Karman photo]

                                 JAMES A. KARMAN, age 66 -- Director since 1963
                                 Mr. Karman holds a B.S. degree from Miami University (Ohio) and an
                                 M.B.A. degree from the University of Wisconsin. Mr. Karman taught corporate finance at the University of Wisconsin and was an
                                 Investment Manager, The Union Bank & Trust Company, Grand Rapids,
                                 Michigan, prior to joining RPM. From October 1973 through September
                                 1978, Mr. Karman served as our Executive Vice President, Secretary and Treasurer and, prior to that time, as Vice President -- Finance and Treasurer. From September 1978 to August 1999, he served as our
                                 President and Chief Operating Officer. Mr. Karman also served as
                                 Chief Financial Officer from October 1982 to October 1993, and again from June 2001 to October 2001. He was Vice Chairman from
                                 1999 to 2002. Mr. Karman is a Director of A. Schulman, Inc. and
                                 Shiloh Industries, Inc.

                                 SHARES OF COMMON STOCK BENEFICIALLY OWNED:  NOMINEE TO CLASS II
                                 867,044                                     (TERM EXPIRING IN 2006)

[Donald K. Miller photo]

                                 DONALD K. MILLER, age 71 -- Director since 1972
                                 Chairman of Axiom International Investor LLC, an international equity asset management firm, since 1999. From 1986 to 1996, Mr.
                                 Miller was Chairman of Greylock Financial Inc., a venture capital firm. Formerly, Mr. Miller served as Chairman and CEO of Thomson
                                 Advisory Group L.P. ("Thomson"), a money management firm, from
                                 November 1990 to March 1993 and Vice Chairman from April 1993 to
                                 November 1994 when Thomson became PIMCO Advisors L.P. Mr. Miller served as Director of PIMCO Advisors, L.P. from November 1994 to
                                 December 1997. Mr. Miller is a Director of Layne Christensen
                                 Company, a successor corporation to Christensen Boyles Corporation, a supplier of mining products and services, where Mr. Miller served as Chairman from January 1987 through December 1995. Mr. Miller received his B.S. degree from Cornell University and his M.B.A.
                                 degree from Harvard University Graduate School of Business
                                 Administration. Mr. Miller is also a Director of Huffy Corporation.

                                 SHARES OF COMMON STOCK BENEFICIALLY OWNED:  NOMINEE TO CLASS II
                                 10,000                                      (TERM EXPIRING IN 2006)


[Joseph P. Viviano photo]

                                 JOSEPH P. VIVIANO, age 65 -- Director since July 2001
                                 Retired Vice Chairman of Hershey Foods, a manufacturer, distrib-
                                 utor and marketer of consumer food products. Prior to his retire-
                                 ment, Mr. Viviano served as the Vice Chairman of Hershey Foods from
                                 1999 to March 2000, and as its President and Chief Operating
                                 Officer from 1994 to March 1999. Mr. Viviano is also a Director of
                                 Chesapeake Corporation, Harsco Corporation, Huffy Corporation and
                                 R.J. Reynolds Tobacco Holdings, Inc.

                                 SHARES OF COMMON STOCK BENEFICIALLY OWNED:  NOMINEE TO CLASS II
                                 11,000                                      (TERM EXPIRING IN 2006)

                 DIRECTORS WHOSE TERMS OF OFFICE WILL CONTINUE AFTER ANNUAL MEETING

[Edward B. Brandon photo]

                                 EDWARD B. BRANDON, age 71 -- Director since 1989
                                 Retired Chairman and Chief Executive Officer, National City Cor-
                                 poration. Mr. Brandon received his B.S. degree in economics from
                                 Northwestern University and his M.B.A. degree from Wharton School of Banking and Finance. He joined National City Bank in 1956. Mr.
                                 Brandon served as President of National City Corporation and
                                 President and Chief Executive Officer of National City Bank prior to his election as Chairman in September 1987, and served as Chief
                                 Executive Officer of National City Bank until April 1989. Mr.
                                 Brandon also served as Chief Executive Officer of National City
                                 Corporation from September 1987 until July 1995. Mr. Brandon retired from National City Corporation in October 1995.

                                 SHARES OF COMMON STOCK BENEFICIALLY OWNED:  DIRECTOR IN CLASS I
                                 25,000                                      (TERM EXPIRING IN 2004)

[William A. Papenbrock photo]

                                 WILLIAM A. PAPENBROCK, age 64 -- Director since 1972
                                 Retired Partner, Calfee, Halter & Griswold LLP, Attorneys-at-law.
                                 Mr. Papenbrock received his B.S. degree in Business Administra-
                                 tion from Miami University (Ohio) and his LL.B. degree from Case
                                 Western Reserve Law School. After serving one year as the law clerk to Chief Justice Taft of the Ohio Supreme Court, Mr. Papenbrock
                                 joined Calfee, Halter & Griswold LLP as an attorney in 1964. He became a partner of the firm in 1969 and is the past Vice Chairman of the firm's Executive Committee. Calfee, Halter & Griswold LLP serves as counsel to the Company.

                                 SHARES OF COMMON STOCK BENEFICIALLY OWNED:  DIRECTOR IN CLASS I
                                 18,742                                      (TERM EXPIRING IN 2004)


[THOMAS C. SULLIVAN PHOTO]

                                 THOMAS C. SULLIVAN, age 66 -- Director since 1963
                                 Chairman, RPM International Inc. Mr. Thomas C. Sullivan received his B.S. degree in Business Administration from Miami University
                                 (Ohio). He joined RPM as a Divisional Sales Manager in 1961 and was elected Vice President in 1967. He became Executive Vice President in 1969, and in 1971 Mr. Sullivan was elected Chairman of the
                                 Board. He also served as President from 1970 to 1978 and Chief
                                 Executive Officer from 1971 to 2002. Mr. Sullivan is a Director of
                                 Pioneer-Standard Electronics, Inc., Huffy Corporation and Kaydon
                                 Corporation.
                                 SHARES OF COMMON STOCK BENEFICIALLY OWNED:  DIRECTOR IN CLASS I
                                 1,081,011                                   (TERM EXPIRING IN 2004)

[Frank C. Sullivan photo]

                                 FRANK C. SULLIVAN, age 42 -- Director since 1995
                                 President and Chief Executive Officer, RPM International Inc. Mr.
                                 Frank C. Sullivan entered the University of North Carolina as a
                                 Morehead Scholar and received his B.A. degree in 1983. From 1983 to
                                 1986, Mr. Sullivan held various commercial lending and corporate finance positions at Harris Bank and First Union National Bank prior to joining RPM as a Technical Service Representative from
                                 1987 to 1988 and as Regional Sales Manager from 1988 to 1989 at
                                 RPM's AGR Company joint venture. In 1989, he became the Company's
                                 Director of Corporate Development. He became a Vice President of the Company in 1991, Chief Financial Officer in 1993, Executive
                                 Vice President in 1995, President in 1999, Chief Operating Officer
                                 in 2001 and was elected Chief Executive Officer in October 2002.
                                 Frank C. Sullivan is the son of Thomas C. Sullivan.
                                 SHARES OF COMMON STOCK BENEFICIALLY OWNED:  DIRECTOR IN CLASS I
                                 590,870                                     (TERM EXPIRING IN 2004)

[Dr. Max D. Amstutz photo]

                                 DR. MAX D. AMSTUTZ, age 74 -- Director since 1995
                                 Chairman, Finter Bank Zurich, Switzerland since 1994. From 1998 to
                                 2002, Dr. Amstutz was the Chairman of SGS-Societe Generale de
                                 Surveillance Holding S.A., Geneva Switzerland, a world leader in verification, testing and certification. From 1970 to 1994, Dr.
                                 Amstutz was Managing Director of Holderbank Financiere Glaris Ltd.,
                                 a world leader in cement. From 1994 to 2000, Dr. Amstutz was
                                 Chairman and Chief Executive Officer of Von Roll Holding Ltd., a
                                 designer and manufacturer of environmental technology products, electrotechnical and industrial insulation systems and industrial metal specialties, and from 1986 to 1999, was Vice Chairman of
                                 Alusuisse -- Lonza Holding Ltd., a conglomerate of chemical, aluminum and packaging firms. Dr. Amstutz received his degree in
                                 Business Administration and a Doctorate of Economics from the
                                 University of Berne, Switzerland.
                                 SHARES OF COMMON STOCK BENEFICIALLY OWNED:  DIRECTOR IN CLASS III
                                 24,843                                      (TERM EXPIRES IN 2005)


[E. Bradley Jones photo]

                                 E. BRADLEY JONES, age 75 -- Director since 1990
                                 Retired Chairman and Chief Executive Officer of LTV Steel Company
                                 and Group Vice President of The LTV Corporation. Mr. Jones received his B.A. degree from Yale University. He began his career with
                                 Republic Steel Corporation in 1954 in sales and became President in
                                 1979 and Chairman and Chief Executive Officer in 1982. Following
                                 the merger of Republic Steel Corporation and The LTV Corporation in
                                 June 1984, Mr. Jones served as Chairman and Chief Executive Officer of The LTV Steel Company and Group Vice President of The LTV
                                 Corporation until his retirement in December 1984.

                                 SHARES OF COMMON STOCK BENEFICIALLY OWNED:  DIRECTOR IN CLASS III
                                 14,893                                      (TERM EXPIRES IN 2005)

[Albert B. Ratner photo]

                                 ALBERT B. RATNER, age 75 -- Director since 1996
                                 Co-Chairman of the Board of Forest City Enterprises, Inc., a
                                 conglomerate corporation engaged in the ownership, development, sales, acquisition and management of commercial and residential real estate throughout the United States. Mr. Ratner received his
                                 B.S. degree from Michigan State University.

                                 SHARES OF COMMON STOCK BENEFICIALLY OWNED:  DIRECTOR IN CLASS III
                                 6,250                                       (TERM EXPIRES IN 2005)

[Jerry Sue Thornton photo]

                                 DR. JERRY SUE THORNTON, age 56 -- Director since 1999
                                 President of Cuyahoga Community College since 1992. From 1985 to
                                 1992, Dr. Thornton served as President of Lakewood Community
                                 College in White Bear Lake, Minnesota. She received her Ph.D. from the University of Texas at Austin and her M.A. and B.A. from Murray
                                 State University. Dr. Thornton is also a Director of National City
                                 Corporation, American Greetings Corporation, Applied Industrial
                                 Technologies, Inc. and OfficeMax, Inc. Dr. Thornton is also a board member of United Way of Cleveland, The Cleveland Foundation,
                                 Cleveland Tomorrow and the Rock and Roll Hall of Fame and
                                 Museum -- Cleveland and New York.

                                 SHARES OF COMMON STOCK BENEFICIALLY OWNED:  DIRECTOR IN CLASS III
                                 0*                                          (TERM EXPIRES IN 2005)

---------------

* Dr. Thornton has elected to participate in the Company's Deferred Compensation Program, and is deferring the payment of her Directors' fees in the form of stock equivalent units. As of May 31, 2003, Dr. Thornton had approximately 11,381 stock equivalent units in the Deferred Compensation Program.

                 INFORMATION REGARDING MEETINGS AND COMMITTEES
                           OF THE BOARD OF DIRECTORS

     The Board of Directors has an Executive Committee, a Compensation Committee, a Governance and Nominating Committee and an Audit Committee. The Executive Committee exercises the power and authority of the Board in the interim period between Board meetings. The Compensation Committee administers the Company's Stock Option Plans, Incentive Compensation Plan, Restricted Stock Plan and the 2002 Performance Accelerated Restricted Stock Plan, and reviews and determines the salary and bonus compensation of certain key executives. The Governance and Nominating Committee, established in October 2002, reports to the Board on all matters relating to corporate governance of the Company, including the selection, qualification and nomination of the members of the Board and nominees to the Board. Stockholder recommendations for director nominations may be submitted to the Secretary of the Company at P.O. Box 777, Medina, Ohio 44258, and they will be forwarded to the Governance and Nominating Committee for consideration, provided such recommendations are accompanied by sufficient information to permit the Governance and Nominating Committee to evaluate the qualifications and experience of the nominees. The Audit Committee engages the Company's independent auditors and reviews the activities of such independent auditors and various Company policies and practices.

     The Company's management is reviewing the adequacy of the Audit Committee's Charter and the charters of the other Board committees, and evaluating the composition of the committees of the Board against the requirements of the Sarbanes-Oxley Act of 2002 (as it is being implemented from time to time by the Securities and Exchange Commission) and New York Stock Exchange corporate governance rule proposals. The Company intends to comply with these new requirements as they become effective.

     Set forth below is the current membership of each of the above-described Committees, with the number of meetings held during the fiscal year ended May 31, 2003 in parentheses:

                                                   GOVERNANCE AND
      EXECUTIVE              COMPENSATION            NOMINATING              AUDIT
   COMMITTEE (NONE)        COMMITTEE (FOUR)        COMMITTEE (ONE)      COMMITTEE (FIVE)
   ----------------        ----------------        ---------------      ----------------
  Frank C. Sullivan       Edward B. Brandon       Joseph P. Viviano     Donald K. Miller
      (Chairman)              (Chairman)             (Chairman)            (Chairman)
  Edward B. Brandon        Albert B. Ratner      Bruce A. Carbonari    Dr. Max D. Amstutz
   E. Bradley Jones     Dr. Jerry Sue Thornton  William A. Papenbrock   E. Bradley Jones
   James A. Karman
   Albert B. Ratner
  Thomas C. Sullivan
Dr. Jerry Sue Thornton

     Under the Company's Amended and Restated By-Laws, the Board may designate one or more independent directors as alternate members of any committee, in order to replace any absent or disqualified member at any meetings. On July 22, 2003, the Board designated Mr. Papenbrock as an alternate member of the Audit and Compensation Committees and Dr. Thornton as an alternate member of the Governance and Nominating Committee. Each alternate member must meet the applicable independence, composition and related require-ments of the Securities and Exchange Commission and the New York Stock Exchange with respect to his or her respective committee.

     The Board of Directors held six meetings during the fiscal year ended May 31, 2003. Other than Mr. Ratner, no Director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors held during the period he or she served as a Director and (ii) the total number of meetings held by Committees of the Board on which the Director served, during the periods that the Director served.

     With respect to the 2003 fiscal year, Directors who were not employees of the Company received a quarterly fee of $7,500 and an additional $1,000 for each Board and Committee meeting attended, except for the Chairman of each Committee, who received $1,500 for each Committee meeting attended. Effective for the 2004 fiscal year, Directors who are not also employees of the Company receive a base quarterly fee of $8,000. In addition, the Chairman of each Committee (other than the Audit Committee) receives a quarterly fee of $1,500. The Chairman of the Audit Committee receives a quarterly fee of $3,000. Directors receive an additional $1,000 for each Board and Committee meeting attended. William A. Papenbrock attends all Committee meetings as acting secretary of each Committee, and as such he receives the same compensation as the members of the Committees. In April 1986, the Board of Directors adopted a Deferred Compensation Plan providing for the deferred payment of Directors' fees in either cash or stock equivalents and the payment of such deferred fees in cash commencing six months following the date of the participating Director's retirement, resignation or death, or termination of such participating Director's Deferred Compensation Agreement. Participation in the Deferred Compensation Plan is at the election of each Director entitled to receive compensation for serving on the Board. In order to create an appropriate compensation program for Directors and to bring total Board compensation to a competitive level, as well as to enhance the ability of the Company to recruit and retain Directors and further align interests of Directors with interests of Stockholders, the Company is presenting for Stockholder approval a restricted stock plan that provides for the granting of shares of Common Stock to Directors who are not employees of the Company. See "Proposal Two -- Adoption of RPM International Inc. 2003 Restricted Stock Plan for Directors."

                             EXECUTIVE COMPENSATION

     Set forth below is information concerning the annual and long-term compensation for services in all capacities to the Company for the fiscal years ended May 31, 2003, 2002 and 2001 of those persons who were, at May 31, 2003:
(i) the two persons who served as the Chief Executive Officer during the fiscal year ended May 31, 2003; and (ii) the other five most highly compensated executive officers of the Company.

                           SUMMARY COMPENSATION TABLE

                                                                      LONG-TERM
                                                                 COMPENSATION AWARDS
                                                             ----------------------------
                                                                            RESTRICTED
                                 ANNUAL COMPENSATION         SECURITIES     STOCK PLAN       ALL OTHER
         NAME AND           ------------------------------   UNDERLYING       GRANTS/       COMPENSATION
    PRINCIPAL POSITION      YEAR      SALARY       BONUS      OPTIONS     DOLLAR VALUE(1)      (2)(3)
    ------------------      ----   ------------   --------   ----------   ---------------   ------------
Frank C. Sullivan           2003     $600,000     $420,000    100,000       $1,073,469       $   11,278
  President and             2002     $430,000     $375,000         --       $   42,969       $    8,105
  Chief Executive Officer   2001     $430,000     $174,000    100,000       $   52,388       $    7,154
P. Kelly Tompkins           2003     $245,000     $175,000     40,000       $  495,881       $    9,526
  Senior Vice President,    2002     $230,000     $100,000         --       $   18,180       $    7,891
  General Counsel           2001     $215,000     $ 75,000     40,000       $   16,861       $    7,282
  and Secretary
Ronald A. Rice              2003     $225,000     $160,000     40,000       $  494,522       $    8,501
  Senior Vice President-    2002     $190,000     $100,000         --       $   12,451       $    6,884
  Administration            2001     $165,000     $ 50,000     40,000       $   16,462       $    6,332
Paul G. P. Hoogenboom       2003     $220,000     $155,000     40,000       $  493,027       $    8,944
  Vice President-           2002     $180,000     $ 90,000         --       $    9,090       $    6,908
  Operations and Chief      2001     $165,000     $ 25,000     25,000       $       --       $    4,729
  Information Officer
Robert L. Matejka           2003     $220,000     $120,000     40,000       $  491,369       $   15,450
  Vice President,           2002     $190,000     $100,000     10,000       $       --       $   12,680
  Chief Financial Officer   2001     $190,000     $ 75,000     20,000       $       --       $    1,663
  and Controller
Thomas C. Sullivan (4)      2003     $507,500     $     --         --       $  610,735       $1,285,617
  Chairman of the Board     2002     $870,000     $700,000         --       $  448,020       $   25,797
                            2001     $870,000     $404,000         --       $  693,413       $   23,589
James A. Karman (5)         2003     $399,583     $     --         --       $  442,545       $  915,735
                            2002     $685,000     $600,000         --       $  347,804       $   34,193
                            2001     $685,000     $332,000         --       $  550,569       $   32,236

---------------

(1) (a) THE PURPOSE OF THE 1997 RESTRICTED STOCK PLAN IS TO REPLACE THE CASH BASED BENEFIT RESTORATION PLAN WITH A STOCK BASED PLAN. SHARES GRANTED UNDER THE RESTRICTED STOCK PLAN DIRECTLY REDUCE AND REPLACE THE CASH AMOUNT OF SUPPLEMENTAL RETIREMENT RESTORATION BENEFITS AND SUPPLEMENTAL DEATH RESTORATION BENEFITS OWED TO PARTICIPANTS UNDER THE BENEFIT RESTORATION PLAN. THE BENEFIT RESTORATION PLAN WAS FROZEN ON JUNE 1, 1997. ALL PRIOR ACCRUALS OF SUPPLEMENTAL RETIREMENT RESTORATION BENEFITS AND DEATH RESTORATION BENEFITS UNDER THE BENEFIT RESTORATION PLAN HAVE BEEN REPLACED BY PRIOR GRANTS OF SHARES UNDER THE RESTRICTED STOCK PLAN. ALL CURRENT GRANTS OF SHARES WILL BE IN AN AMOUNT EQUIVALENT TO THE ACCRUALS OF SUPPLEMENTAL RETIREMENT RESTORATION BENEFITS AND DEATH RESTORATION BENEFITS REQUIRED UNDER THE BENEFIT RESTORATION PLAN IF IT WERE NOT

    FROZEN. SEE "BENEFIT RESTORATION PLAN" AND "RESTRICTED STOCK PLAN" HEREINAFTER. Dollar value for the fiscal year ended May 31, 2003 calculated by multiplying the number of restricted shares granted pursuant to the Company's 1997 Restricted Stock Plan (Mr. Frank C. Sullivan -- 3,997 shares of Common Stock, Mr. P. Kelly Tompkins -- 1,198 shares of Common Stock, Mr. Ronald A. Rice -- 1,098 shares of Common Stock, Mr. Paul G. P.
    Hoogenboom -- 988 shares of Common Stock, Mr. Robert L. Matejka -- 866 shares of Common Stock, Mr. Thomas C. Sullivan -- 44,940 shares of Common Stock and Mr. James A. Karman -- 32,564 shares of Common Stock) by the closing price of $13.59 on July 17, 2002, the effective date of grant. The dollar value for the fiscal year ended May 31, 2002 was calculated by multiplying the number of restricted shares granted pursuant to the Company's 1997 Restricted Stock Plan (Mr. Frank C. Sullivan -- 5,318 shares, Mr. Tompkins -- 2,250 shares, Mr. Rice -- 1,541 shares, Mr. Hoogenboom -- 1,125 shares, Mr. Thomas C. Sullivan -- 55,448 shares and Mr.
    Karman -- 43,045 shares) by the closing price of $8.08 on July 11, 2001, the effective date of grant. The dollar value for the fiscal year ended May 31, 2001 was calculated by multiplying the number of restricted shares granted pursuant to the Company's 1997 Restricted Stock Plan (Mr. Frank C.
    Sullivan -- 5,111 shares of Common Stock, Mr. Tompkins -- 1,645 shares of Common Stock, Mr. Rice -- 1,606 shares of Common Stock, Mr. Thomas C. Sullivan -- 67,650 shares of Common Stock and Mr. Karman -- 53,714 shares of Common Stock) by the closing price of $10.25 on July 17, 2000, the effective date of grant. At the end of the fiscal year ended May 31, 2003, the number and value (based upon the closing price on May 30, 2003 of $12.43) of the aggregate restricted stock holdings, including dividends added to the Deferred Compensation Plan, were as follows: Mr. Frank C. Sullivan -- 24,947 shares of Common Stock -- $310,091; Mr. Tompkins -- 6,994 shares of Common Stock -- $86,935; Mr. Rice -- 4,527 shares of Common Stock -- $56,271; Mr. Matejka -- 881 shares of Common Stock -- $10,951; Mr. Hoogenboom -- 2,199 shares of Common Stock -- $27,334; Mr. Thomas C. Sullivan -- 318,287 shares of Common Stock -- $3,956,307; and Mr. Karman -- 248,623 shares of Common Stock -- $3,090,384. Dividends are paid on restricted stock as and when dividends are paid on Common Stock. The restricted stock awards reported with respect to Mr. Thomas C. Sullivan and Mr. Karman vested as of January 1, 2003, in connection with their retirement. None of the other restricted stock awards reported on the Summary Compensation Table are scheduled to vest within three years from the respective date of grant.

(b) THE PURPOSE OF THE 2002 PERFORMANCE ACCELERATED RESTRICTED STOCK PLAN ("PARS") IS TO PROVIDE AN ADDED INCENTIVE TO KEY OFFICERS TO IMPROVE THE LONG-TERM PERFORMANCE OF THE COMPANY. SEE "PERFORMANCE ACCELERATED RESTRICTED STOCK PLAN" HEREINAFTER. Dollar value for the fiscal year ended May 31, 2003 calculated by multiplying the number of restricted shares granted pursuant to PARS (Mr. Frank C. Sullivan -- 85,000 shares of Common Stock, Mr. Tompkins -- 40,000 shares of Common Stock, Mr. Rice -- 40,000 shares of Common Stock, Mr. Hoogenboom -- 40,000 shares of Common Stock, and Mr. Matejka -- 40,000 shares of Common Stock) by the closing price of $11.99 on July 22, 2002, the effective date of the grant. At the end of the fiscal year ended May 30, 2003, the number and value (based upon the closing price on May 30, 2003 of $12.43) of the aggregate restricted stock holdings, including dividends added to the Deferred Compensation Plan, were as follows: Mr. Frank C. Sullivan -- 85,750 shares of Common

    Stock -- $1,065,873, Mr. Tompkins -- 40,353 shares of Common
    Stock -- $501,588, Mr. Rice -- 40,353 shares of Common Stock -- $501,588,
    Mr. Hoogenboom -- 40,353 shares of Common Stock -- $501,588, and Mr. Matejka -- 40,353 shares of Common Stock -- $501,588. Dividends are paid as and when dividends are paid on Common Stock. None of the restricted stock awards granted under the PARS plan reported on the Summary Compensation Table are scheduled to vest within three years from the respective date of grant.

(2) All Other Compensation consists of (i) insurance premiums paid by the Company in connection with split dollar and other executive life insurance policies; (ii) in fiscal 2003, the value (Mr. Frank C. Sullivan $8,125, Mr. Tompkins $6,657, Mr. Rice $6,828, Mr. Hoogenboom $6,917 and Mr. Matejka $6,565) of the Company's matching contributions to the RPM International Inc. 401(k) Plan relating to before-tax contributions made by the Named Executive Officers. Effective October 1, 2002, the 401(k) Plan was amended so that matching contributions by the Company are invested in the same manner as participants invest their own contributions. Prior to that time, Company matching contributions were made in the form of shares of Company Common Stock. In fiscal 2002 and 2001, the value of the Company's matching contributions to the RPM International Inc. 401(k) Plan for each of the Named Executive Officers were as follows: Mr. Frank C. Sullivan $5,375
    (2002) and $5,100 (2001); Mr. Tompkins $5,288 (2002) and $5,413 (2001); Mr.
    Rice $5,413 (2002) and $5,200 (2001); Mr. Hoogenboom $5,438 (2002) and
    $4,729 (2001); Mr. Matejka $5,100 (2002) and $1,663 (2001); Mr. Thomas C.
    Sullivan $5,500 (2002) and $5,100 (2001); and Mr. Karman $5,500 (2002) and
    $5,100 (2001); (iii) for Mr. Thomas C. Sullivan and Mr. Karman, the payment of performance awards of $900,000 for Mr. Sullivan and $600,000 for Mr. Karman under the Special Senior Executive Performance Award Program. See "Compensation Committee Report on Executive Compensation -- Special Senior Executive Performance Award Program;" and (iv) amounts paid to Mr. Thomas C. Sullivan and Mr. Karman, $362,500 and $285,415, respectively, pursuant to the consulting agreements described in footnotes 4 and 5 below.

(3) All Other Compensation includes the following amounts equal to the full dollar economic value of the premiums paid by the Company in connection with life insurance policies issued pursuant to the Split Dollar Life Insurance Agreements between the Company and the following named Executive Officers during 2003, 2002 and 2001, respectively: Mr. Frank C. Sullivan $1,683
    (2003) $1,380 (2002) and $1,029 (2001); Mr. Tompkins $829 (2003), $713
    (2002) and $419 (2001); Mr. Rice $443 (2003) $331 (2002) and $232 (2001);
    Mr. Hoogenboom $437 (2003) $0 (2002) and $0 (2001); Mr. Matejka $1,925
    (2003) $1,160 (2002) and $0 (2001); Mr. Thomas C. Sullivan $15,287 (2003),
    $13,074 (2002) and $12,939 (2001); and Mr. Karman $21,815 (2003), $20,863,
    (2002) and $21,117 (2001). The premiums paid by the Company in connection with the life insurance policies issued pursuant to such Split Dollar Life Insurance Agreements set forth in the preceding sentence will be recovered in full by the Company upon the payment of any death benefits under any such life insurance policy.

(4) Mr. Thomas C. Sullivan served as the Company's Chief Executive Officer until October 11, 2002 and, pursuant to the terms of a Succession and Post-Retirement Consulting letter agreement entered into in April 2002 between Mr. Sullivan and the Company, he retired from active employee status effective January 1, 2003. All restrictions on his restricted stock were removed at that time. Under the terms of the Retirement and Consulting letter agreement, Mr. Sullivan will serve the Company in a consulting capacity until May 31, 2005. Included in All Other Compensation are fees of $362,500 he received during fiscal 2003 under such agreement.

(5) Mr. James A. Karman served as the Company's Vice Chairman of the Company until October 11, 2002, and, pursuant to the terms of a Succession and Post-Retirement Consulting letter agreement entered into between Mr. Karman and the Company, he retired from active employee status effective January 1, 2003. All restrictions on his restricted stock were removed at that time. Under the terms of the Retirement and Consulting letter agreement, Mr. Karman will serve the Company in a consulting capacity until May 31, 2004. Included in All Other Compensation are fees of $285,415 he received during fiscal 2003 under such agreement.

OPTION GRANTS

     Shown below is information on grants of stock options pursuant to the Company's 1996 Key Employees Stock Option Plan during the fiscal year ended May 31, 2003 to the executive officers who are named in the Summary Compensation Table.

                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                         POTENTIAL REALIZABLE
                                                                                           VALUE AT ASSUMED
                                                                                            ANNUAL RATES OF
                                             PERCENTAGE                                       STOCK PRICE
                                              OF TOTAL                                     APPRECIATION FOR
                              NUMBER OF       OPTIONS                                           OPTIONS
                             SECURITIES      GRANTED TO     EXERCISE OR                       TERMS(3)(4)
                             UNDERLYING     EMPLOYEES IN     BASE PRICE     EXPIRATION   ---------------------
           NAME             OPTIONS(1)(5)   FISCAL YEAR    (PER SHARE)(2)      DATE         5%         10%
           ----             -------------   ------------   --------------   ----------   --------   ----------
Frank C. Sullivan              100,000(5)       8.40%          $14.08       10/11/2012   $885,484   $2,243,989
  President and Chief
  Executive Officer
P. Kelly Tompkins               40,000(5)       3.36%          $14.08       10/11/2012   $354,193   $  897,596
  Senior Vice President,
  General Counsel and
  Secretary
Ronald A. Rice                  40,000(5)       3.36%          $14.08       10/11/2012   $354,193   $  897,596
  Senior Vice President --
  Administration
Paul G. P. Hoogenboom           40,000(5)       3.36%          $14.08       10/11/2012   $354,193   $  897,596
  Vice President --
  Operations and Chief
  Information Officer
Robert L. Matejka
  Vice President, Chief         40,000(5)       3.36%          $14.08       10/11/2012   $354,193   $  897,596
  Financial Officer and
  Controller
Thomas C. Sullivan                  --            --               --               --         --           --
  Chairman of the Board(6)
James A. Karman (6)                 --            --               --               --         --           --

---------------

(1) The option agreements relating to the options granted under the Company's 1996 Stock Option Plan provide that such options become fully vested upon certain "changes in control" of the Company described in such option agreements.

(2) This price represents the fair market value at the date of grant pursuant to the terms of the Company's 1996 Stock Option Plan.

(3) The dollar amounts under these columns are the result of calculations at the 5% and 10% appreciation rates dictated by the Commission and are not intended to be forecasts of the Company's stock price.

                                                                   POTENTIAL REALIZABLE VALUE AT
                                                                      ASSUMED ANNUAL RATES OF
                                                                    STOCK PRICE APPRECIATION FOR
                                                                            OPTION TERMS
                                                                   ------------------------------
                                                                        5%              10%
                                                                   ------------    --------------
(4)  Value created for all stockholders:                           $902,849,094    $2,287,996,868
     Gain of named executive officers as a percent of value
     created for all shareholders:                                    0.25%            0.25%

(5) These options were granted on October 11, 2002 pursuant to the Company's 1996 Stock Option Plan. Twenty-five percent of the shares to the option become exercisable on each anniversary thereof.

(6) Mr. Thomas C. Sullivan and Mr. James A. Karman each retired from active employee status effective January 1, 2003.

OPTION EXERCISES AND FISCAL YEAR-END VALUES

     Shown below is information with respect to the exercise of stock options during the fiscal year ended May 31, 2003 to purchase the Company's Common Stock by the executive officers named in the Summary Compensation Table and with respect to the unexercised stock options at May 31, 2003 to purchase the Company's Common Stock for the executive officers named in the Summary Compensation Table.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                         AND MAY 31, 2003 OPTION VALUE

                                                       NUMBER OF SECURITIES           VALUE OF UNEXERCISED
                        NUMBER OF                     UNDERLYING UNEXERCISED          IN-THE-MONEY OPTIONS
                         SHARES                      OPTIONS AT MAY 31, 2003           AT MAY 31, 2003(2)
                       ACQUIRED ON      VALUE      ----------------------------   ----------------------------
        NAME            EXERCISE     REALIZED(1)   EXERCISABLE   UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
        ----           -----------   -----------   -----------   --------------   -----------   --------------
Frank C. Sullivan         9,375      $ 54,468.75     348,126        182,500        $382,504        $208,681
  President and Chief
  Executive Officer
P. Kelly Tompkins            --               --      76,275         71,250        $ 67,615        $ 81,322
  Senior Vice
  President, General
  Counsel and
  Secretary
Ronald A. Rice           37,813      $175,760.68      56,250         71,250        $ 49,622        $ 81,322
  Senior Vice
  President --
  Administration
Paul G. P. Hoogenboom        --               --      31,250         58,750        $ 71,884        $ 50,378
  Vice President --
  Operations and
  Chief Information
  Officer
Robert L. Matejka            --               --      12,500         57,500        $ 39,363        $ 50,213
  Vice President,
  Chief Financial
  Officer and
  Controller
Thomas C. Sullivan           --               --     781,876             --        $207,614              --
  Chairman of the
  Board(3)
James A. Karman(3)       92,594      $236,121.34     343,750             --              --              --

---------------

(1) Represents the difference between the option exercise price and the last sales price of a share of Common Stock on the New York Stock Exchange on the date of exercise.

(2) Based on the last sales price of the Common Stock of $12.34 on the New York Stock Exchange on May 30, 2003 (the last trading day of the Company's fiscal year ended May 31, 2003). The ultimate realization of profit on the sale of the Common Stock underlying such options is dependent upon the market price of such shares on the date of sale.

(3) Mr. Thomas C. Sullivan and Mr. James A. Karman each retired from active employee status effective January 1, 2003.

EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth information concerning shares of Common Stock authorized or available for issuance under the Company's equity compensation plans as of the fiscal year ended May 31, 2003.

                                                                             NUMBER OF SECURITIES
                                                                             REMAINING AVAILABLE
                                NUMBER OF SECURITIES   WEIGHTED-AVERAGE      FOR FUTURE ISSUANCE
                                 TO BE ISSUED UPON      EXERCISE PRICE           UNDER EQUITY
                                    EXERCISE OF         OF OUTSTANDING        COMPENSATION PLANS
                                OUTSTANDING OPTIONS,   OPTIONS, WARRANTS    (EXCLUDING SECURITIES
        PLAN CATEGORY           WARRANTS AND RIGHTS       AND RIGHTS       REFLECTED IN COLUMN (A))
        -------------           --------------------   -----------------   ------------------------
                                        (A)                   (B)                   (C)(1)
Equity compensation plans
  approved by stockholders           6,936,573              $12.86                3,210,393
Equity compensation plans not
  approved by stockholders(2)               --                  --                       --
                                     ---------              ------                ---------
Total                                6,936,573              $12.86                3,210,393
                                     =========              ======                =========

---------------

(1) Includes 792,696 shares available for future issuance under the Company's 1997 Restricted Stock Plan and 515,200 shares available for future issuance under the Company's 2002 Performance Accelerated Restricted Stock Plan.

(2) The Company does not maintain equity compensation plans that have not been approved by its stockholders.

EMPLOYMENT AGREEMENTS

     Under an Amended and Restated Employment Agreement, dated as of October 11, 2002, Frank C. Sullivan is employed as the President and Chief Executive Officer of the Company for a term ending on May 31, 2004, which is automatically extended for additional one-year periods unless Mr. Sullivan or the Company gives the other party notice of nonrenewal two months in advance of the annual renewal date. Pursuant to the terms of his Employment Agreement, Frank C. Sullivan is to receive an annual base salary of not less than $700,000 beginning on June 1, 2003. In addition to his base salary, Mr. Sullivan is entitled to such annual incentive compensation or bonuses as the Compensation Committee determines and to participate in other benefit plans provided by the Company. Under the provisions of the Employment Agreement, the Company may terminate his employment for Disability or Cause (as defined). If the Company were to terminate Mr. Sullivan's employment without Cause at any time, if the Company elected not to renew the term of the Employment Agreement, or if Mr. Sullivan resigns for Good Reason (as defined) within two years after a Change in Control (as defined), he would be entitled to receive an amount equal to his incentive compensation for the preceding fiscal year (if not yet paid) plus three times the sum of his annual base salary then in effect and his average annual incentive compensation and continuation, for a period of three years, of health, welfare and other specified benefits. In addition, if the Company terminates Mr. Sullivan's employment without Cause at any time, if the Company elected not to renew the term of the Employment Agreement, or if Mr. Sullivan resigns for Good Reason within two years after a Change in Control, he would also be entitled to the lapse of restrictions on restricted shares granted under the Company's 1997 Restricted Stock Plan and a lump-sum payment equal to the cash value of the benefits he would have received under that plan had he continued to receive annual plan awards for a period of three years. Additionally, if a Change in Control occurs as determined under the Company's PARS Plan, Mr. Sullivan is entitled to the lapse of transfer restrictions imposed on grants of restricted stock to him under that plan. A portion of payments made to Mr. Sullivan as a result of the termination of his employment in connection with a Change in Control of the Company may not be deductible to the Company as an ordinary and necessary business expense and may be subject to a 20% excise tax imposed on Mr. Sullivan under Section 4999 of the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code"). The Employment Agreement provides for an additional payment to Mr. Sullivan equal to the amount of any excise tax imposed on him by Section 4999 of the Internal Revenue Code and any taxes, interest or penalties incurred with respect thereto, which could be substantial. The Employment Agreement also provides for the payment by the Company of up to $500,000 in legal fees incurred by Mr. Sullivan in the event that, following a Change of Control, Mr. Sullivan may be caused to institute or defend legal proceedings to enforce his rights under the Employment Agreement. In addition, the Employment Agreement imposes customary noncompetition, nonsolicitation and confidentiality obligations on Mr. Sullivan.

     Under an Amended and Restated Employment Agreement, dated as of February 1, 2001 and amended as of October 14, 2002, P. Kelly Tompkins is employed as the Senior Vice President, General Counsel and Secretary of the Company for a term ending on May 31, 2004, which is automatically extended for additional one-year periods unless Mr. Tompkins or the Company gives the other party notice of nonrenewal two months in advance of the annual renewal date. Pursuant to the terms of the Agreement, Mr. Tompkins is to receive an annual base salary of not less than $300,000 beginning on June 1, 2003. In addition to his base salary, Mr. Tompkins is entitled to such annual incentive compensation or bonuses as the Compensation Committee determines and to participate in other benefit plans provided by the Company. Under the provisions of the Employment Agreement, the Company may terminate his employment for Disability or Cause (as defined). If the Company were to terminate Mr. Tompkins' employment without Cause or the Company elected not to renew the term of the Employment Agreement, Mr. Tompkins would be entitled to receive an amount equal to the product of his annual base salary then in effect multiplied by two, plus his incentive compensation for the preceding fiscal year (if not yet paid) and an amount equal to his average annual incentive compensation prorated for the current year, and continuation, for a period of two years, of health, welfare and other specified benefits. Alternatively, if the Company terminates Mr. Tompkins' employment without Cause within two years after a Change in Control (as defined), or if Mr. Tompkins resigns for Good Reason (as defined) during that period, he would be entitled to receive an amount equal to the product of his annual base salary then in effect multiplied by three, plus his incentive compensation for the preceding fiscal year (if not yet paid) and an amount equal to his average annual incentive compensation prorated for the current year, and continuation, for a period of three years, of health, welfare, and other specified benefits. In addition, if his employment is terminated without Cause at any time, if the Company elected not to renew the term of his Employment Agreement, or if he resigns for Good Reason within two years after a Change in Control, Mr. Tompkins would also be entitled to the lapse of restrictions on restricted shares granted under the Company's 1997 Restricted Stock Plan and a lump-sum payment equal to the cash value of the benefits he would have received under that plan had he continued to receive annual plan awards for a period of two years or, if his employment is so terminated within two years after a Change in Control, for a period of three years. Additionally, if a Change in Control occurs as determined under the Company's PARS Plan, Mr. Tompkins is entitled to the lapse of transfer restrictions imposed on grants of restricted stock to him under that plan. A portion of payments made to Mr. Tompkins as a result of the termination of his employment in connection with a Change in Control of the Company may not be deductible to the Company as an ordinary and necessary business expense and may be subject to a 20% excise tax imposed on Mr. Tompkins under Section 4999 of the Internal Revenue Code. The Employment Agreement provides for an additional payment to Mr. Tompkins equal to the amount of any excise tax imposed on him by
Section 4999 of the Internal Revenue Code and any taxes, interest or penalties incurred with respect thereto, which could be substantial. The Employment Agreement also provides for the payment by the Company of up to $500,000 in legal fees incurred by Mr. Tompkins in the event that, following a Change of Control, Mr. Tompkins may be caused to institute or defend legal proceedings to enforce his rights under the Employment Agreement. In addition, the Employment Agreement imposes customary noncompetition, nonsolicitation and confidentiality obligations on Mr. Tompkins.

     Under an Amended and Restated Employment Agreement, dated as of February 1, 2001 and amended as of October 14, 2002, Ronald A. Rice is employed as the Senior Vice President-Administration of the Company for a term ending on May 31, 2004, which is automatically extended for additional one-year periods unless Mr. Rice or the Company gives the other party notice of nonrenewal two months in advance of the annual renewal date. Pursuant to the terms of the Employment Agreement, Mr. Rice is to receive an annual base salary of not less than $280,000 beginning on June 1, 2003. Mr. Rice's Employment Agreement contains substantially the same provisions that are described above for Mr. Tompkins' Employment Agreement.

     Under an Employment Agreement, dated as of February 1, 2001 and amended as of October 14, 2002, Paul G. Hoogenboom is employed as the Vice President-Operations and Chief Information Officer of the Company for a term ending on May 31, 2004, which is automatically extended for additional one-year periods unless Mr. Hoogenboom or the Company gives the other party notice of nonrenewal two months in advance of the annual renewal date. Pursuant to the terms of the Employment Agreement, Mr. Hoogenboom is to receive an annual base salary of not less than $250,000 beginning on June 1, 2003. Mr. Hoogenboom's Employment Agreement contains substantially the same provisions that are described above for Mr. Tompkins' Employment Agreement.

     Under an Employment Agreement, dated as of February 1, 2001 and amended as of October 14, 2002, Robert L. Matejka is employed as the Vice President, Chief Financial Officer and Controller of the Company for a term ending on May 31, 2004, which is automatically extended for additional one-year periods unless Mr. Matejka or the Company gives the other party notice of nonrenewal two months in advance of the annual renewal date. Pursuant to the terms of the Employment Agreement, Mr. Matejka is to receive an annual base salary of not less than $230,000 beginning on June 1, 2003. Mr. Matejka's Employment Agreement contains substantially the same provisions that are described above for Mr. Tompkins' Employment Agreement.

     Pursuant to the terms of a Succession and Post-Retirement Consulting letter agreement entered into in April 2002, between Thomas C. Sullivan and the Company (the "Sullivan

Consulting Agreement"), Mr. Sullivan stepped down from his position as the Chief Executive Officer of the Company effective as of October 11, 2002, and retired as an employee of the Company effective as of January 1, 2003. Mr. Sullivan, however, continues to serve as Chairman of the Board and as a member of the Board of Directors. Under the Sullivan Consulting Agreement, Mr. Sullivan is no longer entitled to further payment of his annual bonus, and does not participate in any of the Company's benefit plans, except as provided by law or as governed by the terms of the benefit plans themselves or by the terms of the Sullivan Consulting Agreement. The Sullivan Consulting Agreement provides that effective January 1, 2003 and continuing through May 31, 2005, Mr. Sullivan will serve the Company in a consulting capacity, providing assistance in the area of corporate development, when and as may be requested by the Company. During the 29-month consulting period, Mr. Sullivan is entitled to monthly payments that are equal to his former monthly base salary for his service as a consultant, Chairman of the Board and Board member. In addition, in connection with Mr. Sullivan's retirement, the Compensation Committee previously approved the extension of the terms of certain stock options granted to him in the past. Until Mr. Thomas C. Sullivan's retirement as an employee of the Company on January 1, 2003, the terms of his employment were governed by an Amended and Restated Employment Agreement, dated as of February 1, 2001, pursuant to which he received an annual base salary of not less than $870,000. Thomas C. Sullivan's Employment Agreement also contained other provisions that were similar to those described above for Mr. Frank C. Sullivan's Employment Agreement. The provisions of Thomas C. Sullivan's Employment Agreement relating to severance compensation expired on December 31, 2002.

     Pursuant to the terms of a Succession and Post-Retirement Consulting letter agreement entered into in April 2002, between James A. Karman and the Company (the "Karman Consulting Agreement"), Mr. Karman stepped down from his position as Vice Chairman of the Board effective as of October 11, 2002, and retired as an employee of the Company effective as of January 1, 2003. Mr. Karman, however, continues to serve as a member of the Board of Directors. Under the Karman Consulting Agreement, Mr. Karman is no longer entitled to further payment of his annual bonus, and does not participate in any of the Company's benefit plans, except as provided by law or as governed by the terms of the benefit plans themselves or by the terms of the Karman Consulting Agreement. The Karman Consulting Agreement provides that effective January 1, 2003 and continuing through May 31, 2004, Mr. Karman will serve the Company in a consulting capacity, providing assistance in the area of investor relations, when and as may be requested by the Company. During the 17-month consulting period, Mr. Karman is entitled to monthly payments that are equal to his former monthly base salary for his service as a consultant and Board member. In addition, in connection with Mr. Karman's retirement, the Compensation Committee previously approved the extension of the terms of certain stock options granted to him in the past. Until Mr. Karman's retirement as an employee of the Company, the terms of his employment were governed by an Amended and Restated Employment Agreement, dated as of February 1, 2001, pursuant to which he received an annual base salary of not less than $685,000. Mr. Karman's Employment Agreement also contained other provisions that were similar to those described above for Mr. Frank C. Sullivan's Employment Agreement. The provisions of Mr. Karman's Employment Agreement relating to severance compensation expired on December 31, 2002.

DEFINED BENEFIT PENSION PLAN

     The table below sets forth the normal annual retirement benefits payable upon retirement at age 65 (as of June 1, 2003) under the Company's tax qualified defined benefit retirement plan (the "Retirement Plan") for employees in the compensation ranges specified, under various assumptions with respect to average annual compensation and years of benefit service, assuming that the employee elected to receive his or her pension on a normal life annuity basis:

                         ESTIMATED ANNUAL BENEFITS UPON RETIREMENT
    AVERAGE       (AS OF JUNE 1, 2003) WITH YEARS OF SERVICE INDICATED (1)
    ANNUAL        --------------------------------------------------------
COMPENSATION(2)   5 YEARS    10 YEARS    20 YEARS    30 YEARS    35 YEARS
---------------   --------   ---------   ---------   ---------   ---------
  $  100,000      $ 5,551    $ 11,102    $ 22,204    $ 33,306    $ 35,107
     150,000        9,033      18,066      36,133      54,199      57,607
     200,000       12,515      25,031      50,061      75,092      80,107
     250,000       15,997      31,995      63,990      95,985     102,607
     300,000       19,480      38,959      77,918     116,878     125,107
     350,000       22,962      45,923      91,847     137,770     147,607
     400,000       26,444      52,888     105,776     158,663     170,107
     450,000       29,926      59,852     119,704     179,556     192,607
     500,000       33,408      66,816     133,633     200,449     215,107
     550,000       36,890      73,781     147,561     221,342     237,607
     600,000       40,372      80,745     161,490     242,235     260,107
     650,000       43,855      87,709     175,418     263,128     282,607
     700,000       47,337      94,673     189,347     284,020     305,107
     750,000       50,819     101,638     203,276     304,913     327,607
     800,000       54,301     108,602     217,204     325,806     350,107
     850,000       57,783     115,566     231,133     346,699     372,607
     900,000       61,265     122,531     245,061     367,592     395,107
     950,000       64,747     129,495     258,990     388,485     417,607
   1,000,000       68,230     136,459     272,918     409,378     440,107
   1,050,000       71,712     143,423     286,847     430,270     462,607
   1,100,000       75,194     150,388     300,776     451,163     485,107
   1,150,000       78,676     157,352     314,704     472,056     507,607
   1,200,000       82,158     164,316     328,633     492,949     530,107
   1,250,000       85,640     171,281     342,561     513,842     552,607

---------------

(1) The amounts listed may be reduced in accordance with certain provisions of the Internal Revenue Code of 1986 which limit the maximum amount of compensation that may be taken into account under the Retirement Plan to $200,000 and the maximum annual benefit payable under the Retirement Plan to $160,000. Prior to June 1, 1997, the Company maintained a Benefit Restoration Plan for its executive officers providing for the payment of supplemental retirement benefits because of such Internal Revenue Code limits. See "Benefit Restoration Plan" below. At the October 1997 Annual Meeting, the stockholders approved the adoption of the 1997 Restricted Stock Plan. The Benefit Restoration Plan was frozen as of June 1, 1998 and will be eliminated over time.

(2) Includes base compensation as in effect on June 1, 2002, overtime and commissions paid and bonuses paid or accrued. The compensation covered by the Retirement Plan for the executive officers and former executive officers named in the Summary Compensation Table is the salary and bonus listed in such table.

     With respect to the executive officers and former executive officers listed in the Summary Compensation Table: Mr. Frank C. Sullivan, has 14.3 years of service; Mr. Tompkins, 6.9 years of service, Mr. Ronald A. Rice, 8.4 years of service, Mr. Matejka, 2.8 years of service and Mr. Hoogenboom, 4 years of service. Effective January 1, 2003, Mr. Thomas C. Sullivan retired from active employee status with 41.0 years of service under the Plan, and Mr. James A. Karman retired with 40.0 years of service.

BENEFIT RESTORATION PLAN

     Effective January 1, 1991, the Company established the Benefit Restoration Plan (the "Benefit Restoration Plan") for the purpose of providing for the payment of supplemental retirement and death benefits to officers of the Company designated by the Board of Directors whose Retirement Plan benefits may be limited under the provisions of the Employee Retirement Income Security Act of 1974 ("ERISA") and the Internal Revenue Code. In April 1991, the Board of Directors designated Messrs. Thomas C. Sullivan and James A. Karman as participants in the Benefit Restoration Plan. In July 1993, the Board of Directors also designated Mr. Frank C. Sullivan and certain other officers as participants in the Benefit Restoration Plan. The Benefit Restoration Plan replaced the prior Supplemental Executive Retirement Plan which provided similar supplemental retirement benefits. The Benefit Restoration Plan is an unfunded excess benefit plan which is administered by the Company. The Benefit Restoration Plan provides that any cash payment under the Plan is to be made in an amount equal to the amount by which a participant's benefits otherwise payable under the Company's Retirement Plan are reduced as a result of limitations under ERISA and the Internal Revenue Code. The supplemental retirement benefits are forfeited if the officer terminates employment before attaining five years of vesting service and age 55. Supplemental death benefits are paid to the surviving spouse or designated beneficiary of the officer. The Company is entitled to a federal tax deduction in an amount equal to the cash benefits at the time such cash benefits are paid to a participant.

     The Benefit Restoration Plan was frozen on June 1, 1997. No further supplemental benefits accrued after that date. All prior accruals of supplemental benefits have been replaced by awards of shares of restricted stock under the 1997 Restricted Stock Plan.

RESTRICTED STOCK PLAN

     At the October 1997 Annual Meeting, the shareholders approved the adoption of the 1997 Restricted Stock Plan (the "Restricted Stock Plan"). THE PURPOSE OF THE RESTRICTED STOCK PLAN IS TO REPLACE THE CASH BASED BENEFIT RESTORATION PLAN WITH A STOCK BASED PLAN. SHARES GRANTED UNDER THE RESTRICTED STOCK PLAN (THE "RESTRICTED SHARES") DIRECTLY REDUCE AND

REPLACE THE CASH AMOUNT OF SUPPLEMENTAL RETIREMENT RESTORATION BENEFITS AND SUPPLEMENTAL DEATH RESTORATION BENEFITS OWED TO PARTICIPANTS UNDER THE BENEFIT RESTORATION PLAN. All prior accruals of supplemental retirement restoration benefits and death restoration benefits under the Benefit Restoration Plan have been replaced by prior grants of shares under the Restricted Stock Plan. All current grants of shares will be in an amount equivalent to the accruals of supplemental retirement restoration benefits and death restoration benefits required under the Benefit Restoration Plan if it were not frozen. The Restricted Stock Plan is administered by the Compensation Committee of the Board of Directors, which has the exclusive right and sole discretion to authorize the granting of Restricted Shares. Only employees of the Company, including employee Directors who are not members of the Compensation Committee, are eligible to participate in the Restricted Stock Plan. The Company is permitted to take a tax deduction for the value of the Restricted Shares upon the vesting of such shares. The Restricted Stock Plan will expire on May 31, 2007 or such earlier date as may be determined by the Board of Directors. The plan was amended effective in January 2003 to provide that certain participants will now receive cash dividends under the Plan. Previously, all participants were required to defer receipt of such cash dividends into the Company's Deferred Compensation Plan.

     The Restricted Shares are shares of Common Stock of the Company which are forfeitable and nontransferable for a specified period of time. The transfer restrictions remain in place until the earliest of (a) the later of either the employee's termination of employment or the lapse of forfeiture restrictions,
(b) a "change of control" with respect to the Company, as such term is defined in the Restricted Stock Plan, or (c) the termination of the Restricted Stock Plan. The Restricted Shares are subject to complete forfeiture until the earliest to occur of (a) the later of either the employee's attainment of age 55 or the fifth anniversary of the May 31st immediately preceding the date on which the Restricted Shares were awarded, (b) the retirement of the employee on or after the attainment of age 65, or (c) a "change in control" with respect to the Company, as such is defined in the Restricted Stock Plan. Notwithstanding the above, if the employee's service to the Company is terminated on account of the death or total disability prior to the lapsing of restrictions, such restrictions shall lapse.

            COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors administers the cash salary, bonus, and other incentive compensation and stock option programs for the executive officers of the Company pursuant to (i) the Amended and Restated By-Laws of the Company, which were adopted by the Board of Directors on October 11, 2002, and (ii) a Compensation Committee Charter, which was first adopted by the Board of Directors on January 24, 1992. The Compensation Committee Charter, as amended, provides for the Compensation Committee (i) to review and recommend to the Board of Directors the amount of compensation for services rendered to the Company to be paid to the executive officers of the Company, (ii) to review and approve the terms and conditions of written Employment Agreements for executive officers of the Company, (iii) to administer the Company's Stock Option Plans, (iv) to review and recommend to the Board of Directors the amount of reasonable compensation and payment of expenses and other benefits to be paid to members of the Board of Directors for serving as a Director of the Company,
(v) to review and approve the Compensation

Committee Report to be included in the Company's Proxy Statement for its Annual Stockholders Meeting, and (vi) to review, approve, and administer any other matters or plans specifically delegated to the Committee by the Board of Directors. The Compensation Committee presently consists of three independent Directors who are appointed to the Committee by and report to the entire Board of Directors. Each member of the Compensation Committee qualifies as a "non-employee director" within the definition of Rule 16b-3 under the Securities Exchange Act of 1934 and as an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code.

     The Compensation Committee reviews and recommends the cash salaries, incentive compensation, and bonuses to be awarded to Frank C. Sullivan, President and Chief Executive Officer, and certain other executive officers, annually in July or August of each year based upon a number of factors, but the Committee does not utilize pre-established, specific performance goals in making cash salary compensation decisions. The Chief Executive Officer, Frank C. Sullivan, prepares a recommendation to the Compensation Committee for cash salary and bonus increases and stock option awards for himself and the other executive officers which the Committee then reviews and considers in light of a number of factors, including (i) increases in sales, net income, and earnings per share, (ii) performance of the Company's Common Stock in the open market,
(iii) increases in cash dividends paid to stockholders, (iv) return on stockholders' equity, and (v) acquisitions, corporate financings, and other general corporate objectives which were achieved during the May 31 fiscal year. Any increases in cash salaries for Frank C. Sullivan and the other executive officers are made retroactive to June 1 of each fiscal year. Once awarded, an increase in salary cannot be reduced without the officer's consent.

INCENTIVE COMPENSATION PLAN

     In 1995, the Company retained a professional compensation consulting firm to review the Company's executive compensation programs in light of Section 162(m) of the Internal Revenue Code which disallows a tax deduction for certain compensation paid in excess of $1,000,000 to certain key executives. The regulations under Section 162(m), however, except from this $1,000,000 limit various forms of compensation, including "performance-based" compensation. The consulting firm eventually recommended to the Compensation Committee a performance-based Incentive Compensation Plan (the "Plan") which would satisfy the requirements of Section 162(m). The Plan was approved by the Committee and the Board of Directors in July 1995 and was approved by the Company's stockholders at the October 1995 Annual Meeting.

     The Plan provides for the granting of annual cash bonus awards (the "Bonus Awards") to those employees of the Company who in any respective fiscal year are the Chief Executive Officer and the other four most highly compensated officers of the Company (the "Covered Employees").

     The Plan is designed to promote the interests of the Company and its stockholders by attracting and retaining officers who are key employees of the Company; motivating such officers by reason of performance-related incentives to achieve the Company's performance goals; enabling such officers to participate in the growth and financial success of the Company; and, by qualifying the Bonus Awards as "performance-based" compensation under Section

162(m) of the Internal Revenue Code, assuring that the Company will continue to be able to deduct cash bonuses paid to the Covered Employees. The Plan is intended to be utilized as the primary annual cash bonus program for the Company's Covered Employees.

     The Plan calls for providing an aggregate Bonus Award pool of 1.3% of the Company's Income Before Income Taxes ("pre-tax income") in each applicable fiscal year for the Covered Employees. Within the first three months of each fiscal year the Compensation Committee, which administers the Plan, is required to determine in writing the maximum portion of such aggregate Bonus Award pool that each Covered Employee may receive in respect of such fiscal year. At the end of each fiscal year, the Compensation Committee shall calculate the aggregate Bonus Award pool based on the Company's audited pre-tax income and each individual's Bonus Award payout amount.

     The Compensation Committee may reduce or eliminate a Covered Employee's Bonus Award, at the Compensation Committee's sole discretion, based solely on individual performance. The total of all Bonus Award payments made under the Plan in any given fiscal year shall not exceed 1.3% of the Company's pre-tax income. Furthermore, the total of all payments to any one individual Covered Employee under the Plan in any fiscal year shall not exceed $1,500,000. Payments under the Plan, pursuant to the terms herein described, are intended to satisfy the requirements of Section 162(m) of the Internal Revenue Code as "performance-based" compensation and therefore be fully tax deductible to the Company.

     In August 2002, the Compensation Committee determined on a percentage basis the portion of the aggregate Bonus Award pool to be awarded to each Covered Employee in respect of the Company's performance for the fiscal year ending May 31, 2003 as follows: Frank C. Sullivan, 40%; P. Kelly Tompkins, 15%; Ronald A. Rice, 15%; Paul G. P. Hoogenboom, 15% and Robert L. Matejka, 15%. The Compensation Committee will follow the same procedure in 2003 as in 2002.

     For fiscal year May 31, 2003, the Company's reported pre-tax income was $47.9 million (after giving effect to a special asbestos charge of $140 million), providing a Bonus Pool under the Plan for the five highest paid executive officers of approximately $623,000. However, the Committee determined to award bonuses to the officers of the Company based upon pre-tax income of $187.9 million (prior to the special asbestos charge of $140 million). The Committee determined this action to be fair to the officers and other Plan participants given the nature of the special charge and the positive operating results of the Company as a result of the solid performance of the officers and other Plan participants. Thus, upon the recommendation of Frank C. Sullivan, the Compensation Committee awarded bonuses totaling $1,030,000 to the five highest paid executives, which exceeds the amount allowed under the Plan by $407,000. See "Executive Compensation -- Summary Compensation Table." A small portion of the total compensation paid to Frank C. Sullivan is nondeductible for federal income tax purposes under Section 162(m) since bonuses under the Plan were determined based upon pre-tax income prior to, rather than after, the special charge. It should be noted that the maximum bonus pool which could have been awarded to the top five paid executives based upon 1.3% of $187.9 million (prior to the special charge) was approximately $2.44 million, and the bonuses actually awarded to these individuals totaled $1.03 million in 2003, as compared to $1.9 million in 2002.

SPECIAL SENIOR EXECUTIVE PERFORMANCE AWARD PROGRAM

     On April 28, 2000, at the recommendation of the Compensation Committee, the Board of Directors adopted the Special Senior Executive Performance Award Program (the "Award Program"). The Award Program was designed to promote the interests of stockholders by motivating the Company's senior management, specifically Mr. Thomas C. Sullivan and Mr. James A. Karman, to maximize stockholder value.

     Under the Award Program, the Company's stock price from October 8, 1999 to December 31, 2002 (the "Performance Period") was measured against the performance of the stock price of a peer group of competitors comprised of the following companies: Detrex Corporation, Ferro Corporation, H.B. Fuller Company, Imperial Chemical Industries PLC, NL Industries, Inc., PPG Industries Inc., Rohm and Haas Company, The Sherwin-Williams Company and Valspar Corporation (the "Peer Group Companies"). As a result of its acquisition by Valspar Corporation in the 2001 fiscal year, Lilly Industries, Inc. was eliminated from the group of Peer Group Companies. The maximum awards available under the Award Program for Mr. Sullivan and Mr. Karman were $1,500,000 and $1,000,000, respectively.

     Awards were not earned unless the appreciation in the Company's stock price exceeded the median appreciation in the stock price of the Peer Group Companies (the "Award Threshold"). Once the Award Threshold was met, awards were earned based on the following scale:

  PERCENTILE PERFORMANCE OF THE
COMPANY'S STOCK PRICE AS COMPARED
   TO THE PEER GROUP COMPANIES     PERCENT OF MAXIMUM AWARD EARNED
---------------------------------  -------------------------------
  Greater than 50(th) to 60(th)                   50%
  Greater than 60(th) to 70(th)                   60%
  Greater than 70(th) to 80(th)                   75%
  Greater than 80(th) to 90(th)                   90%
  Greater than 90(th)                            100%

     On February 12, 2003, the Compensation Committee approved performance awards of $900,000 for Thomas C. Sullivan and $600,000 for James A. Karman. The amount of the awards was determined by comparing the appreciation in the Company's stock price with the appreciation in the stock price of the Peer Group Companies over the Performance Period. The stock performance calculation reflected that the Company's total stockholder return of 43.8% was greater than the 60th percentile, but did not exceed the 70th percentile.

THE 1996 EMPLOYEES STOCK OPTION PLAN

     The Company's 1996 Key Employees Stock Option Plan for its executive officers and other key employees is intended to provide long-term equity incentive to the officers and employees and, in the long-term, relates to stockholder value. Options to executive officers are awarded by the Committee based upon the recommendation of Frank C. Sullivan, and the various presidents of the Company's operating subsidiaries submit recommendations with respect to option grants to subsidiary employees. Options are granted at the last sales price on the date of grant, have a term of ten years, and generally vest at the rate of 25% per year after one year.

     On October 11, 2002, the Compensation Committee granted options totaling 1,192,800 shares to executive officers and other key employees of the Company and its subsidiaries. As of May 31, 2003, 1,902,000 shares were available for future grant under the 1996 Key Employees Stock Option Plan.

DEFERRED COMPENSATION PLAN

     The Company's revised and updated Deferred Compensation Plan, adopted in 2002, supersedes the deferred compensation plan that was adopted by the Company in February 1994. Under this plan, selected management employees, certain highly compensated employees and Directors are eligible to defer a portion of their salary, bonus, incentive plan amounts, Director fees and grants of restricted stock until a future date. The plan also provides that if a participant elects to defer compensation that she or he would otherwise have contributed to the Company's 401(k) Plan, the participant's account will be credited with an amount equal to the matching contribution the Company otherwise would have made to the 401(k) Plan for the participant, reduced by the amount of any matching contribution the Company makes to the 401(k) Plan on behalf of the participant. Amounts credited to a participant's account under the predecessor deferred compensation plan were credited to the participant's account under the new plan. A participant's account will be credited with investment gains or losses as if the amounts credited to the account were invested in selected investment funds. Any compensation deferred under the plan is not included in the $1,000,000 limit provided for under Section 162(m) of the Internal Revenue Code until the year in which the compensation actually is paid. In addition, to the extent that any compensation paid to a participant would not be deductible by the Company by reason of the Section 162(m) limitation, the Company may defer payment of any or all of a distribution under the plan and such deferred amount will be distributed to the participant at the earliest date on which the deductibility of the compensation will not be limited by Section 162(m).

PERFORMANCE ACCELERATED RESTRICTED STOCK PLAN

     The 2002 Performance Accelerated Restricted Stock Plan was adopted by the Company in 2002. The purpose of the plan is to provide an added incentive to key officers to improve the long-term performance of the Company. The plan is administered by the Compensation Committee. Officers of the Company and its subsidiaries are eligible to participate in the plan. Restrictions on the shares granted under the Performance Accelerated Restricted Stock Plan lapse if all performance goals are attained during any fiscal year beginning prior to June 1, 2011 and, alternatively, restrictions on shares will lapse on May 31, 2012 for any participant who has been continually employed with the Company or a subsidiary from June 1, 2002 to May 31, 2012. The performance goals for the Company in any fiscal year beginning prior to June 1, 2011 will be the financial or other goals determined by the Compensation Committee and set forth in a restricted stock agreement entered into in connection with the plan.

     For the fiscal year ended May 31, 2003, the Compensation Committee granted restricted stock awards totaling 484,800 shares to certain key officers of the Company and its subsidiar-ies. The performance goals for these initial grants were as follows: (a) Company earnings of at least $200 million and (b) earnings per share of at least $1.75.

     The Performance Accelerated Restricted Stock Plan was amended effective in January 2003 to provide that certain participants will now receive cash dividends under the plan. Previously, all participants were required to defer receipt of such cash dividends into the Company's Deferred Compensation Plan. The Performance Accelerated Restricted Stock Plan is not considered a performance-based compensation plan satisfying the requirements of Section 162(m) of the Internal Revenue Code and, therefore, payments made by the Company under the plan may not be entirely tax deductible.

2003 RESTRICTED STOCK PLAN FOR DIRECTORS

     In July 2003, at the recommendation of the Compensation Committee, the Board of Directors approved the RPM International Inc. 2003 Restricted Stock Plan for Directors (the "2003 Plan"), which is being submitted for stockholder approval at this Annual Meeting of Stockholders. The purpose of the 2003 Plan is to bring total compensation of the Directors to a competitive level and enhance the ability of the Company to recruit and retain Directors, as well as to align interests of Directors with the interests of stockholders. The 2003 Plan will be administered by the Compensation Committee of the Board. Directors who are not employees of the Company will be eligible to participate in the 2003 Plan. The 2003 Plan is described in greater detail in the section titled, "Proposal
Two -- Adoption of RPM International Inc. 2003 Restricted Stock Plan for Directors." Restrictions on shares granted under the 2003 Plan will lapse, among other reasons, upon death or disability, on the last day of the month of the third anniversary of the date of grant, upon normal retirement, and upon a Change in Control (as defined in the 2003 Plan). No awards have been made under the 2003 Plan. Upon stockholder approval of the 2003 Plan, it is anticipated that initial grants will be made to all non-employee Directors (with the exception of Mr. Thomas C. Sullivan and Mr. James A. Karman) in an amount roughly equivalent to the value of the Board's current annual cash retainer of $32,000. It is anticipated that similar awards will be made on an annual basis. Provided that the stockholders approve the 2003 Plan, the 2003 Plan will be effective on October 10, 2003 and will terminate at such time as determined by the Board of Directors. Payments made by the Company under the 2003 Plan will be tax deductible.

DIRECTOR CASH COMPENSATION

     In July 2003, the Compensation Committee approved the cash compensation for outside Directors described below following a review of the conclusions and recommendations of the Company's outside compensation consultants. The consultants found that, while the Company was competitively positioned at peer group median with respect to cash compensation, it was in the bottom 10th percentile of its peer group with respect to total compensation paid to outside Directors. The Company's lack of stock compensation to its outside Directors resulted in a Board compensation package that was not competitive. Consequently, in connection with the adoption of the 2003 Plan, the Compensation Committee also slightly increased Director cash Compensation in order to provide a total Board compensation package which is competitive with the Company's peer group.

     Effective for the 2004 fiscal year, Directors who are not employees of the Company will receive a quarterly fee of $8,000, an increase from the previous $7,500 quarterly fee. The cash fee for attendance at Board and Committee meetings will remain unchanged at $1,000 per meeting. In addition, the Chair of both the Compensation and Governance and Nominating Committees will receive a base quarterly fee of $1,500, and the Audit Committee Chair will receive a quarterly fee of $3,000.

FRANK C. SULLIVAN EMPLOYMENT AGREEMENT

     In October 2002, the Compensation Committee approved the Amended and Restated Employment Agreement of Frank C. Sullivan. Under this Employment Agreement, Frank C. Sullivan is employed as the President and Chief Executive Officer of the Company for a term ending on May 31, 2004, which is automatically extended for additional one-year periods, unless Mr. Sullivan or the Company gives the other party notice of nonrenewal two months in advance of the annual renew date. See, "Employment Agreements."

REVISED COMPENSATION COMMITTEE CHARTER

     The Compensation Committee, together with the Company's management, has engaged in a thorough review and evaluation of its existing Charter in light of the requirements of the Sarbanes-Oxley Act of 2002 (as the Act is being implemented from time to time by the Securities and Exchange Commission) and the evolving New York Stock Exchange corporate governance rule proposals. The Compensation Committee intends to adopt a revised Charter, once the relevant rule proposals are finalized, in order to comply with these new requirements prior to such requirements becoming effective.

                                              Edward B. Brandon, Chairman
                                              Albert B. Ratner
                                              Dr. Jerry Sue Thornton

                               PERFORMANCE GRAPHS

     Set forth below are line graphs comparing the yearly cumulative total stockholders' return on the Company's Common Stock against the yearly cumulative total return of the S&P Composite -- 500 Stock Index and an index of certain companies selected by the Company as comparative to the Company (the "Peer Group Index"). The companies selected to form the peer group index are: Detrex Corporation, Ferro Corporation, H. B. Fuller Company, Imperial Chemical Industries PLC, NL Industries, Inc., PPG Industries Inc., Rohm and Haas Company, The Sherwin-Williams Company and Valspar Corporation.

     The graphs assume that the value of the investment in the Company's Common Stock, the S&P Composite -- 500 Stock Index and the respective peer group index was $100 on May 31, 1998 and May 31, 1993, respectively, and that all dividends, if any, were reinvested.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN*
              AMONG RPM INTERNATIONAL INC., THE S&P 500 INDEX AND
                                  A PEER GROUP

                              [PERFORMANCE GRAPH]

                                                           CUMULATIVE TOTAL RETURN
                                             ---------------------------------------------------
                                              5/98     5/99     5/00     5/01     5/02     5/03
                                             ------   ------   ------   ------   ------   ------
RPM INTERNATIONAL INC......................  100.00    84.19    61.68    54.98   109.26    89.59
S&P 500....................................  100.00   121.03   133.71   119.60   103.04    94.73
PEER GROUP.................................  100.00    73.27    58.34    56.29    57.29    43.61

* $100 INVESTED ON 05/31/98 IN STOCK OR INDEX --
  INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING MAY 31.

                COMPARISON OF TEN-YEAR CUMULATIVE TOTAL RETURN*
              AMONG RPM INTERNATIONAL INC., THE S&P 500 INDEX AND
                                  A PEER GROUP

                              [PERFORMANCE GRAPH]

                                                            CUMULATIVE TOTAL RETURN
                        ------------------------------------------------------------------------------------------------
                         5/93     5/94     5/95     5/96     5/97     5/98     5/99     5/00     5/01     5/02     5/03
                        ------   ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
RPM INTERNATIONAL
  INC.................  100.00   100.82   114.97   123.48   145.58   167.31   140.86   103.19    91.98   182.80   149.89
S&P 500...............  100.00   104.26   125.31   160.94   208.28   272.19   329.94   363.94   325.53   280.46   257.85
PEER GROUP............  100.00    74.59    81.47    91.66   103.89   140.51   102.96    81.97    79.09    80.50    61.28

* $100 INVESTED ON 05/31/93 IN STOCK OR INDEX --
  INCLUDING REINVESTMENT OF DIVIDENDS.
  FISCAL YEAR ENDING MAY 31.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's officers and Directors and persons who own 10% or more of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Commission. Officers, Directors and 10% or greater stockholders are required by Commission regulations to furnish the Company with copies of all Forms 3, 4 and 5 they file.

     Based solely on the Company's review of the copies of such forms it has received, the Company believes that all of its officers and Directors complied with all filing requirements applicable to them with respect to transactions during the fiscal year ended May 31, 2003, except for (i) the inadvertent late filing of a Form 4 by each of the Company's executive officers that participates in the Company's Deferred Compensation Plan in order to report the acquisition of stock equivalent units resulting from the automatic deferral under such plan of a cash dividend issued by the Company on October 31, 2002, each of which acquisition has since been reported, (ii) the inadvertent late filing of ten Form 4s by Dr. Jerry Sue Thornton to report the acquisition of stock equivalent units resulting from the deferral of her Director's fees under the Deferred Compensation Plan, each of which acquisition has since been reported, (iii) the late filing of three Form 4s related to the inadvertent omissions by James A. Karman to report a stock option exercise and open market sale on October 17, 2002, a distribution from a trust to Mr. Karman on October 23, 2002 and a stock option exercise and subsequent open market sale on October 28, 2002 and (iv) the late filing of two Form 4s related to the inadvertent omissions by Glenn R. Hasman to report a stock option exercise on November 6, 2002 and a stock option exercise and subsequent open market sale on November 8, 2002.

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

     The Audit Committee oversees the Company's financial reporting process on behalf of the Board. The Audit Committee is directly responsible for, among other things, the appointment, compensation, retention and oversight of the Company's independent accountants. In addition, the Audit Committee must pre-approve all audit and non-audit services performed by the independent accountants. The Audit Committee's activities are governed by a written charter adopted by the Board of Directors, a copy of which was attached as Appendix A to the Proxy Statement for the 2001 Annual Meeting. In fulfilling its responsibilities, the Audit Committee has reviewed and discussed the audited financial statements contained in the 2003 Annual Report on SEC Form 10-K with Company's management and the independent auditors. Management is responsible for the financial statements and the reporting process, including the system of internal controls. The independent auditors are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States.

     The Audit Committee discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from the Company and its management, including the matters in the written disclosures required by Independence Standard Board No. 1, Independence Discussions with Audit Committees, which the Company has received.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board (and the Board has approved) that the audited financial statements be included in the Company's Annual Report on SEC Form 10-K for the fiscal year ended May 31, 2003, for filing with the Securities and Exchange Commission.

     The Audit Committee has determined that the rendering of the non-audit services by Ciulla, Smith & Dale, LLP is compatible with maintaining the auditor's independence.

     Submitted by the Audit Committee of the Board of Directors as of July 21, 2003.

                                              Donald K. Miller, Chairman
                                              E. Bradley Jones
                                              Max D. Amstutz

     During the fiscal year ended May 31, 2003, Ciulla, Smith & Dale, LLP provided various audit services and non-audit services to the Company. Set forth below are the aggregate fees billed for these services for the last two fiscal years:

                                                        MAY 31,
                                                -----------------------
                                                   2003         2002
                                                ----------   ----------
Audit Fees....................................  $1,558,000   $1,526,000
Audit Related Fees............................     167,000       65,000
Tax Services..................................     423,000      365,000
All Other Fees................................          --           --
                                                ----------   ----------
  Total Fees..................................  $2,148,000   $1,956,000
                                                ==========   ==========

     Audit Fees: The aggregate fees billed for professional services rendered for the audit of the Company's financial statements for the fiscal years ended May 31, 2003 and 2002 and for the reviews of the financial statements included in the Company's quarterly reports on Form 10-Q for the fiscal years ended May 31, 2003 and 2002 were $1,558,000 and $1,480,000, respectively. The Audit Fees for the fiscal year ended May 31, 2002 also included fees of $46,000 related to the Company's offering of 11,500,000 shares, which closed on April 2, 2002, registered with the Securities and Exchange Commission on a Registration Statement on Form S-3.

     Audit Related Fees: The aggregate fees billed by Ciulla, Smith & Dale, LLP for services rendered to the Company for 401(k) and pension plan audits and due diligence related to acquisitions for the fiscal years ended May 31, 2003 and 2002 were $167,000 and $65,000, respectively.

     Tax Fees: The aggregate fees relating to tax preparation and planning for the 2003 and 2002 fiscal years were 423,000 and $365,000, respectively.

     All Other Fees: No other fees were paid to Ciulla, Smith & Dale, LLP in either fiscal year.

                                  PROPOSAL TWO
                       ADOPTION OF RPM INTERNATIONAL INC.
                    2003 RESTRICTED STOCK PLAN FOR DIRECTORS

BACKGROUND

     The Company's stockholders will be asked at the meeting to vote on a proposal to approve the adoption of the RPM International Inc. 2003 Restricted Stock Plan for Directors (the "2003 Plan"). The 2003 Plan was approved by the Compensation Committee on July 14, 2003 and by the Board of Directors on July 22, 2003, subject to stockholder approval. Under New York Stock Exchange rules, the Company is required to submit the 2003 Plan to a vote of the stockholders.

     The following is a summary of the material features of the 2003 Plan and is qualified in its entirety by reference to it. A copy of the plan is attached as Appendix A to this Proxy Statement.

PURPOSE

     The 2003 Plan is designed to advance the interests of the Company and its stockholders by affording to certain Directors who are not employees of the Company an opportunity to acquire or increase their proprietary interest in the Company, bringing total Director compensation to a competitive level. By encouraging eligible Directors to become owners of Company stock, the Company is seeking to further align their interests with stockholders, to increase their incentive for enhancing stockholder value and to motivate, recruit and retain those highly competent individuals upon whose judgment, initiative, leadership and continued efforts the success of the Company in large measure depends. The Company intends to encourage eligible Directors to become owners of the Company's Common Stock, or to increase their ownership of the Company's Common Stock, by awarding shares of Common Stock that are subject to certain vesting and forfeiture restrictions (the "Restricted Stock").

ADMINISTRATION AND DURATION

     The Compensation Committee of the Board of Directors will administer the 2003 Plan, with the Board having the discretion and authority to assume responsibility for plan administration. Each member of the Compensation Committee is an "outside director" within the meaning of Section 162(m) of the Internal Revenue Code and a "non-employee director" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934. The Compensation Committee will determine in its sole and exclusive discretion which non-employee Directors are entitled to grants under the 2003 Plan. The Compensation Committee will also have the exclusive authority to, among other things, (i) exercise all powers granted to it under the 2003 Plan; (ii) construe, interpret, and implement the 2003 Plan and any Restricted Stock Agreement entered into between the Company and any eligible Director under the 2003 Plan; (iii) cause the Company to enter into Restricted Stock Agreements with eligible Directors (including, but not limited to, the authority to determine the number of shares of Restricted Stock granted to each eligible Director and the price or prices at which shares shall be awarded to each eligible Director); (iv) prescribe, amend and rescind rules and interpretations relating to the 2003 Plan; and (v) make all determinations necessary or advisable in administering the 2003 Plan. Provided that the stockholders approve the 2003 Plan, the 2003 Plan will be effective on October 10, 2003 and will terminate at such time as determined by the Board of Directors.

SECURITIES SUBJECT TO THE 2003 PLAN

     The Company will grant authorized and unissued or treasury shares of Common Stock under the 2003 Plan. The maximum aggregate number of shares of Common Stock to be granted under the 2003 Plan will not exceed 500,000 shares, except that in the event of any recapitalization, reorganization, redesignation, merger, consolidation, stock split, stock dividend, combination or exchange of shares, exchange for other securities, or the like, the Compensation Committee may make an appropriate adjustment in the shares of Common Stock to be granted under the 2003 Plan.

ELIGIBILITY

     The Compensation Committee will, from time to time and in its sole and exclusive discretion, determine which of the non-employee Directors of the Company (the "Eligible Directors") shall receive grants of Restricted Stock. Directors who are also employees of the Company or any of its subsidiaries will become eligible to participate in the 2003 Plan only after termination of employment.

PARTICIPATION AND GRANTS OF RESTRICTED STOCK

     The 2003 Plan provides for annual discretionary grants of Restricted Stock to Eligible Directors. The Restricted Stock will be shares of the Company's Common Stock which are forfeitable and nontransferable for a specified period of time. The transfer restrictions will remain in place until the earlier of: (i) the date the restrictions on such Restricted Stock lapse; (ii) the date of forfeiture of the Restricted Stock; or (iii) termination of the 2003 Plan. The restrictions on Restricted Stock granted to an Eligible Director that remains in "Continuous Directorship" (as defined in the 2003 Plan) will lapse upon the occurrence of (a) such Eligible Director's death, disability, "Normal Retirement" (as defined in the 2003 Plan), failure to be re-elected to the Board of Directors after being duly nominated, and resignation or retirement from the Board (upon the approval of at least 80% of the disinterested Directors); (b) the last day of the month that includes the third anniversary of the date of a grant to such Eligible Director; or (c) a "Change in Control" (as defined in the 2003 Plan). If a participant's directorship is terminated (for reasons other than those described above), any Restricted Stock granted under the 2003 Plan with respect to which restrictions have not lapsed will be forfeited and returned to the Company. Any shares so forfeited will be available for future grant.

STOCKHOLDER RIGHTS

     The Compensation Committee will require that the Company or an escrow agent retain possession of the certificates representing the Restricted Stock with respect to which all of the restrictions have not lapsed. Notwithstanding the retention of the certificates by the Company or an escrow agent, the participants in whose name any certificate is issued will generally have all the rights of a stockholder of the Company, including dividend and voting rights.

AMENDMENTS

     The Board will have the authority to amend the 2003 Plan as it may deem advisable, except that no amendment may impair the rights of participants who have been granted, or who are entitled to be granted Restricted Stock, without the participants' written consent. In addition, any amendment to the 2003 Plan meeting the definition of a "material revision" under the New York Stock Exchange rules must be approved by the Company's stockholders. No amendment to increase the 500,000 shares of Common Stock that may be issued under the 2003 Plan may be made without stockholder approval, except that the Compensation Committee may make an appropriate adjustment in the shares of Common Stock subject to the 2003 Plan without stockholder approval in the event of any recapitalization, reorganization, redesignation, merger, consolidation, stock split, stock dividend, combination or exchange of shares, exchange for other securities, or the like.

FEDERAL TAX CONSEQUENCES

     The 2003 Plan precludes a participant from making an election under Section 83(b) of the Internal Revenue Code. Consequently, there will be no tax consequences as a result of the grant of Restricted Stock until the shares of Restricted Stock are no longer subject to forfeiture. Generally, when the forfeiture restrictions expire, the holder will recognize ordinary income, and the Company may be entitled to a deduction in an amount equal to the fair market value of the Common Stock at that time. Subsequently realized changes in the value of shares, after the forfeiture restrictions expire, generally will be treated as long-term or short-term capital gain or loss, depending on the length of time the shares of Common Stock are held prior to disposition of such shares. Upon lapse of restrictions on Restricted Stock awarded to an Eligible Director under the plan, the Company will sell a certain number of shares of Restricted Stock awarded to such Director and withhold the proceeds of such sale from any payments to the Director for the purposes of satisfying the Director's federal, state and local tax liability resulting from the lapse of restrictions. The number of shares sold will be determined by calculating the maximum marginal federal and applicable state and local income tax rates and multiplying that aggregate percentage rate by the total number of shares that have become unrestricted. Directors awarded shares of Restricted Stock under the 2003 Plan have the discretion to transfer such shares to their account under the Deferred Compensation Plan, which may defer the imposition of the tax consequences discussed above.

NEW PLAN BENEFITS

     As of the date of this Annual Meeting, no initial awards of Restricted Stock have been made under the 2003 Plan. If the 2003 Plan is approved by the Company's stockholders, the Company anticipates that initial grants in the amount roughly equivalent to the value of the Board's current annual cash retainer of $32,000 will be made to all non-employee Directors (with the exception of Mr. Thomas C. Sullivan and Mr. James A. Karman). Subject to stockholder approval of the 2003 Plan, the following table sets forth the amount and dollar value of the initial grants to be made to each of the following individuals and groups under the 2003 Plan.

        RPM INTERNATIONAL INC. 2003 RESTRICTED STOCK PLAN FOR DIRECTORS

NAME AND POSITION                                      DOLLAR VALUE(1)   NUMBER OF SHARES(2)
-----------------                                      ---------------   -------------------
Executive Group......................................           --                 --
Non-Executive Director Group.........................     $288,000             21,255
Non-Executive Officer Employee Group.................           --                 --

---------------

(1) The dollar value of the anticipated awards is based on $13.55, the closing price of the Company's Common Stock on August 15, 2003, and is used for informational purposes only. If the 2003 Plan is approved by the Company's stockholders, the dollar value of the actual number of the shares of Restricted Stock awarded under the 2003 Plan will vary depending on the closing price of the Common Stock at the time of the grant on October 10, 2003.

(2) The number of shares is based on the closing price of the Company's Common Stock on August 15, 2003, and is equivalent to the sum of the anticipated value (approximately $32,000 per Director) of the Restricted Stock grant for each non-employee Director (with the exception of Mr. Thomas C. Sullivan and Mr. James A. Karman, who are not expected to receive grants).

     The affirmative vote of the holders of a majority of the shares of Common Stock present, either in person or by proxy, at the meeting is required for the approval and adoption of the 2003 Plan. Therefore, stockholders who vote to abstain will in effect be voting against the proposal. Broker non-votes, however, are not counted as present for determining whether this proposal has been approved and have no effect on its outcome.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL AND ADOPTION OF THE RPM INTERNATIONAL 2003 RESTRICTED STOCK PLAN FOR DIRECTORS.

                              INDEPENDENT AUDITORS

     The Audit Committee of the Board of Directors of the Company has selected the firm of Ciulla, Smith & Dale, LLP, independent certified public accountants, to examine and audit the financial statements of the Company and its subsidiaries for the fiscal year ending May 31, 2004. This firm has served as independent auditors for the Company since 1964. A representative of Ciulla, Smith & Dale, LLP will be present at the Annual Meeting and will have an opportunity to make a statement should he so desire. The representative also will be available to respond to appropriate questions from stockholders.

                 STOCKHOLDER PROPOSALS FOR 2004 ANNUAL MEETING

     Any stockholder proposal intended to be presented at the 2004 Annual Meeting of stockholders must be received by the Company's Secretary at its principal executive offices not later than May 2, 2004 for inclusion in the Board of Directors' Proxy Statement and form of Proxy relating to that meeting. Each proposal submitted should be accompanied by the name and address of the stockholder submitting the proposal and the number of shares of Common Stock owned. If the proponent is not a stockholder of record, proof of beneficial ownership also should be submitted. All proposals must be a proper subject for action and comply with the Proxy Rules of the Commission.

     The Company may use its discretion in voting Proxies with respect to Stockholder proposals not included in the Proxy Statement for the Fiscal Year ended May 31, 2004, unless the Company receives notice of such proposals prior to July 16, 2004.

                                 OTHER MATTERS

     The Board of Directors of the Company is not aware of any matter to come before the meeting other than those mentioned in the accompanying Notice. However, if other matters shall properly come before the meeting, it is the intention of the persons named in the accompanying Proxy to vote in accordance with their best judgment on such matters.

     Upon the receipt of a written request from any stockholder entitled to vote at the forthcoming Annual Meeting, the Company will mail, at no charge to the stockholder, a copy of the Company's Annual Report on Form 10-K, including the financial statements and schedules required to be filed with the Commission pursuant to Rule 13a-1 under the Securities Exchange Act of 1934, as amended, for the Company's most recent fiscal year. Requests from beneficial owners of the Company's voting securities must set forth a good-faith representation that as of the record date for the Annual Meeting, the person making the request was the beneficial owner of securities entitled to vote at such Annual Meeting. Written requests for the Annual Report on Form 10-K should be directed to:

                                P. Kelly Tompkins, Secretary
                                RPM International Inc.
                                P.O. Box 777
                                Medina, Ohio 44258

     You are urged to sign and return your Proxy promptly in order to make certain your shares will be voted at the Annual Meeting. For your convenience a return envelope is enclosed requiring no additional postage if mailed in the United States.

     By Order of the Board of Directors.

                                         P. KELLY TOMPKINS
                                         Secretary

August 29, 2003

                                   APPENDIX A

                             RPM INTERNATIONAL INC.

                           2003 RESTRICTED STOCK PLAN

                                 FOR DIRECTORS

                                                Effective Date: October 10, 2003

                               TABLE OF CONTENTS

ARTICLE ONE -- NAME AND PURPOSE......................................  A-1
   1.1   Name........................................................  A-1
   1.2   Purpose.....................................................  A-1
ARTICLE TWO -- DEFINITIONS...........................................  A-1
   2.1   Beneficiary.................................................  A-1
   2.2   Board of Directors..........................................  A-1
   2.3   Code........................................................  A-1
   2.4   Committee...................................................  A-1
   2.5   Common Stock................................................  A-1
   2.6   Company.....................................................  A-1
   2.7   Continuous Directorship.....................................  A-1
   2.8   Date of Grant...............................................  A-2
   2.9   Deferred Compensation Plan..................................  A-2
   2.10  Director....................................................  A-2
   2.11  Effective Date..............................................  A-2
   2.12  Eligible Director...........................................  A-2
   2.13  Grant.......................................................  A-2
   2.14  Grantee.....................................................  A-2
   2.15  Normal Retirement Date......................................  A-2
   2.16  Plan........................................................  A-2
   2.17  Plan Year...................................................  A-2
   2.18  Restricted Stock............................................  A-2
   2.19  Restricted Stock Agreement..................................  A-2
   2.20  Rule 16b-3..................................................  A-2
   2.21  Stock Power.................................................  A-3
   2.22  Stockholder.................................................  A-3
   2.23  Subsidiary..................................................  A-3
   2.24  Termination of Directorship.................................  A-3
ARTICLE THREE -- ADMINISTRATION......................................  A-3
   3.1   Plan Administration.........................................  A-3
   3.2   Powers and Duties of the Committee..........................  A-3
   3.3   Governance of the Committee.................................  A-4
   3.4   Limitation of Liability.....................................  A-4
   3.5   Administrative Plan Years...................................  A-4
ARTICLE FOUR -- PARTICIPATION........................................  A-4
   4.1   Participation...............................................  A-4
   4.2   Grantees....................................................  A-4
ARTICLE FIVE -- STOCK AVAILABLE FOR GRANTS...........................  A-4
   5.1   Available Stock.............................................  A-4
   5.2   Source of Stock.............................................  A-5

ARTICLE SIX -- RESTRICTED STOCK GRANTS...............................  A-5
   6.1   Granting of Restricted Stock................................  A-5
   6.2   Restricted Stock Agreements.................................  A-5
   6.3   Stock Power.................................................  A-5
   6.4   Rights of Grantees..........................................  A-5
ARTICLE SEVEN -- STOCK RESTRICTIONS..................................  A-6
   7.1   Transfer Restrictions.......................................  A-6
   7.2   Other Restrictions..........................................  A-6
ARTICLE EIGHT -- LAPSE OF RESTRICTIONS...............................  A-6
   8.1   Events Triggering Lapse of Restrictions.....................  A-6
   8.2   Mandatory Sale of Shares of Restricted Stock to Satisfy
         Grantee's Tax Obligations...................................  A-6
   8.3   Delivery of Restricted Stock and Sale Proceeds Upon Lapse of
         Restrictions................................................  A-7
   8.4   Definition of "Change in Control"...........................  A-7
ARTICLE NINE -- FORFEITURE OF RESTRICTED STOCK.......................  A-9
   9.1   Termination of Directorship Before Lapse of Restrictions....  A-9
ARTICLE TEN -- ESCROW AGREEMENT AND LEGENDS..........................  A-9
  10.1   Escrow Agreements...........................................  A-9
  10.2   Legends.....................................................  A-9
ARTICLE ELEVEN -- BENEFICIARY DESIGNATION............................  A-10
  11.1   Procedures for Beneficiary Designation......................  A-10
  11.2   Default Beneficiaries.......................................  A-10
ARTICLE TWELVE -- AMENDMENTS.........................................  A-10
  12.1   Plan May Be Amended.........................................  A-10
  12.2   Limitations on Plan Amendment...............................  A-10
ARTICLE THIRTEEN -- TERMINATION......................................  A-10
  13.1   Plan Termination............................................  A-10
  13.2   Stockholder Approval........................................  A-10
ARTICLE FOURTEEN -- COORDINATION WITH DEFERRED COMPENSATION PLAN.....  A-11
  14.1   Surrender and Cancellation of Shares of Restricted Stock....  A-11
  14.2   Vesting of Surrendered and Canceled Shares of Restricted
         Stock.......................................................  A-11
ARTICLE FIFTEEN -- MISCELLANEOUS.....................................  A-11
  15.1   Consents....................................................  A-11
  15.2   Non-Uniform Determinations and Restricted Stock
         Agreements..................................................  A-12
  15.3   Other Payments or Awards....................................  A-12
  15.4   Section Headings............................................  A-12
  15.5   Number......................................................  A-12
  15.6   Waiver......................................................  A-12
  15.7   Governing Law...............................................  A-12

                                  ARTICLE ONE

                                NAME AND PURPOSE

     1.1 Name. The name of this Plan shall be: RPM International Inc. 2003 Restricted Stock Plan for Directors.

     1.2 Purpose. The Plan is maintained to advance the interests of the Company and its Stockholders by affording to Eligible Directors of the Company an opportunity to acquire or increase their proprietary interest in the Company and thereby bringing total Director compensation to a competitive level. By encouraging Eligible Directors to become owners of Company stock, the Company seeks to further align their interests with Stockholders, to increase their incentive for enhancing Stockholder value and to motivate, recruit and retain those highly competent individuals upon whose judgment, initiative, leadership and continued efforts the success of the Company in large measure depends.

                                  ARTICLE TWO

                                  DEFINITIONS

     2.1 Beneficiary. "Beneficiary" means the person, persons, entity or entities so designated, or deemed to be designated, by a Grantee pursuant to
Article 11.

     2.2 Board of Directors. "Board of Directors" means the Board of Directors of the Company, as constituted from time to time.

     2.3 Code. "Code" means the Internal Revenue Code of 1986, as amended, and any lawful regulations or pronouncements thereunder. Whenever reference is made to a specific Code Section, such reference shall be deemed to be a reference to any successor Code Section or Sections with the same or similar purpose.

     2.4 Committee. "Committee" means the Compensation Committee of the Board of Directors, as constituted from time to time, which shall:

          (a) consist of at least three (3) Directors, each of whom shall be an "outside director" of the Company (within the meaning of Code Section 162(m)) and a "non-employee director" of the Company (within the meaning of Rule 16b-3); and

          (b) be authorized by the Board to exercise all authority granted to it under this Plan and any Board actions.

     2.5 Common Stock. "Common Stock" means shares of common stock of RPM International Inc., with par value of one cent ($0.01) per share.

     2.6 Company. "Company" means RPM International Inc., a Delaware corporation, or any corporation or entity that is a successor to RPM International Inc. or substantially all of the assets of RPM International Inc., that assumes the obligations of RPM International Inc. under this Plan by operation of law or otherwise.

     2.7 Continuous Directorship. "Continuous Directorship" means an uninterrupted period during which a Grantee is and remains an Eligible Director.

     2.8 Date of Grant. "Date of Grant" means the date the Committee makes a Grant to an Eligible Director as specified in the Restricted Stock Agreement.

     2.9 Deferred Compensation Plan. "Deferred Compensation Plan" means the RPM International Inc. Deferred Compensation Plan and any related trust, each as amended from time to time, and any similar deferred compensation plan of the Company and any related trust.

     2.10 Director.  "Director" means a member of the Board of Directors.

     2.11 Effective Date "Effective Date" means the effective date of the Plan which is, contingent upon approval of the Company's Stockholders, October 10, 2003.

     2.12 Eligible Director.  "Eligible Director" means a Director who is:

          (a) not a common law employee of the Company or any of its Subsidiaries; and

          (b) entitled to participate in the Plan pursuant to Section 4.1.

A Director who is also a common law employee of the Company or any of its Subsidiaries shall become eligible to participate in this Plan only after termination of such employment.

     2.13 Grant. "Grant" means a grant of Restricted Stock which is nontransferable, subject to a substantial risk of forfeiture and subject to the terms and conditions of this Plan and any related Restricted Stock Agreement.

     2.14 Grantee. "Grantee" means an Eligible Director to whom a Grant has been made in accordance with Article 6.

     2.15 Normal Retirement Date. "Normal Retirement Date" means the last date of the Grantee's directorship term which includes that date on which the Grantee attains age 75, or at such other time at which the Grantee attains "retirement age" under the Company's informal retirement policies then in effect or as formalized in the Company's Corporate Governance Guidelines.

     2.16 Plan. "Plan" means the RPM International Inc. 2003 Restricted Stock Plan for Directors, as amended from time to time.

     2.17 Plan Year. "Plan Year" means the Company's annual accounting period, which is presently the twelve (12) month period ending on May 31. The first Plan Year shall be a short Plan Year beginning October 10, 2003 and ending May 31, 2004.

     2.18 Restricted Stock. "Restricted Stock" means shares of Common Stock which have been granted to a Grantee in accordance with, and subject to, the terms and conditions of this Plan.

     2.19 Restricted Stock Agreement. "Restricted Stock Agreement" means a written agreement executed by the Company and a Grantee effecting, and establishing the terms and conditions of, a Grant of Restricted Stock to such Grantee under this Plan.

     2.20 Rule 16b-3. "Rule 16b-3" means Rule 16b-3 promulgated under the Securities Exchange Act of 1934 and any successor rule or rules with the same or similar purpose.

     2.21 Stock Power. "Stock Power" means a power of attorney executed by an Eligible Director and delivered to the Company which authorizes the Company to transfer ownership of Restricted Stock or Common Stock from the Grantee to the Company or a third party.

     2.22 Stockholder. "Stockholder" means an individual or entity that owns one (1) or more shares of Common Stock.

     2.23 Subsidiary. "Subsidiary" means any corporation in which the Company owns, directly or indirectly, stock possessing at least eighty percent (80%) or more of the total combined voting power of all classes of stock entitled to vote or at least eighty percent (80%) of the total value of shares of all classes of stock of such corporation as determined pursuant to Section 1563(a)(1) of the Code, but only during the period any such corporation would be so defined.

     2.24 Termination of Directorship. "Termination of Directorship" means the termination of an individual's status as a Director for any reason whatever, whether voluntarily or involuntarily.

                                 ARTICLE THREE

                                 ADMINISTRATION

     3.1 Plan Administration. Unless otherwise specified by the Board of Directors, this Plan shall be administered by the Committee. The Board of Directors may, in its sole discretion, at any time and from time to time, by an official action, resolve to administer the Plan effective as of a date specified in such action. In the event the Board of Directors exercises its discretion to administer the Plan, all references to the "Committee" herein shall be deemed to be references to the "Board of Directors."

     3.2 Powers and Duties of the Committee. The Committee shall have the sole and exclusive authority to: (i) exercise all powers granted to it under the Plan and under any Board of Directors action; (ii) construe, interpret, and implement the Plan, any Restricted Stock Agreement and related documents; (iii) cause the Company to enter into Restricted Stock Agreements with Eligible Directors (including, but not limited to, the authority to determine the number of shares of Restricted Stock awarded to each Eligible Director, the price or prices at which shares shall be awarded to each Eligible Director, the time or times when such shares may be awarded and to prescribe the form of such Restricted Stock Agreements and the legend, if any, to be affixed to the certificates representing such shares issued under this Plan); (iv) prescribe, amend and rescind rules and interpretations relating to the Plan; (v) make all determinations necessary or advisable in administering the Plan; (vi) correct any defect, supply any omission and reconcile any inconsistency in or between the Plan, any Restricted Stock Agreement and related documents; and (vii) designate one or more persons or agents to carry out any or all of its administrative duties hereunder (provided that none of the duties required to be performed by the Committee under Rule 16b-3 or Article 6 may be delegated to any other person or agent). The Company shall furnish the Committee with such clerical and other assistance as is necessary for the performance of the Committee's duties under this Plan.

     3.3 Governance of the Committee. All actions of the Committee with respect to the Plan shall require the affirmative vote of a majority of its members present at a meeting at which a quorum is present (in person, telephonically, electronically or as otherwise permitted by the Company's governing documents). The determination of the Committee on all matters relating to the Plan, any Restricted Stock Agreement or related documents shall be conclusive.

     3.4 Limitation of Liability. No member of the Committee or any of its designees who are employees of the Company shall be liable for any action or determination made in good faith with respect to the Plan, any Restricted Stock Agreement or related documents.

     3.5 Administrative Plan Years. The Plan shall be administered and operated on the basis of the Plan Year. In the event that the Company changes its annual accounting period, the Plan Year shall automatically change and the Committee may make such adjustments to the operation of the Plan as appropriate to reflect any short Plan Years, adjustments to the dates that shares of Restricted Stock are granted, adjustments to the dates that restrictions lapse hereunder or any other adjustments the Committee deems necessary or appropriate to reflect the change in the Plan Year.

                                  ARTICLE FOUR

                                 PARTICIPATION

     4.1 Participation. The Committee shall determine, from time to time and in its sole and exclusive discretion, which Eligible Directors shall participate in the Plan and be eligible to receive Grants pursuant to Article 6.

     4.2 Grantees. An Eligible Director designated pursuant to Section 4.1 shall be deemed to be a Grantee upon execution of a Restricted Stock Agreement between such Eligible Director and the Company in accordance with Article 6. An Eligible Director shall remain a Grantee until such time as he or she no longer has any Restricted Stock subject to the terms of this Plan or any Restricted Stock Agreement, including, but not limited to, as a result of the terms of Articles 8 or 9 which result in either the lapse of restrictions on the Restricted Stock or the forfeiture of the Restricted Stock.

                                  ARTICLE FIVE

                           STOCK AVAILABLE FOR GRANTS

     5.1 Available Stock. Five hundred thousand (500,000) shares of Common Stock may be granted under this Plan. In the event that the number or kind of outstanding shares of Common Stock of the Company shall be changed by reason of recapitalization, reorganization, redesignation, merger, consolidation, stock split, stock dividend, combination or exchange of shares, exchange for other securities, or the like, the number and kind of shares of Common Stock which may thereafter be issued under this Plan may be appropriately adjusted as determined by the Committee so as to reflect such change. In accordance with (and without limitation upon) the foregoing, shares of Common Stock available under this Plan and covered by Grants which expire, terminate, are forfeited or are canceled for any reason whatever (except as provided in Article 14) shall again become available for Grants under this Plan.

     5.2 Source of Stock. The Restricted Stock which may be granted under this Plan shall be made available from authorized and unissued shares or treasury shares of Common Stock of the Company.

                                  ARTICLE SIX

                            RESTRICTED STOCK GRANTS

     6.1 Granting of Restricted Stock. The Committee is authorized to make Grants of Restricted Stock to any Eligible Director. Any such Grant shall be subject to the terms of this Plan, a Restricted Stock Agreement and such other terms and conditions as the Committee shall deem necessary or appropriate.

     6.2 Restricted Stock Agreements. The granting of Restricted Stock to an Eligible Director under this Plan shall be contingent on such Eligible Director executing a Restricted Stock Agreement in the form prescribed by the Committee. Each Restricted Stock Agreement shall: (i) indicate the number of shares of Restricted Stock which will be granted to the Eligible Director; (ii) indicate the effective date of the Grant; (iii) include provisions reflecting the transfer restrictions imposed upon Restricted Stock and the provisions for lapse of those restrictions under this Plan; (iv) include provisions reflecting the forfeiture provisions under this Plan; (v) include provisions prohibiting the Grantee from making an election pursuant to Code Section 83(b); (vi) include provisions requiring the sale of shares of Restricted Stock to satisfy the Grantee's federal, state and local income tax liability arising from lapse of restrictions on such shares; and (vii) include any other terms, conditions or restrictions the Committee deems necessary or appropriate.

     6.3 Stock Power. The Committee shall require Eligible Directors to execute and deliver to the Company one or more Stock Powers in blank with respect to Restricted Stock granted to such Eligible Directors.

     6.4 Rights of Grantees. Subject to the terms, conditions and restrictions specified under this Plan and any applicable Restricted Stock Agreement, the Restricted Stock granted under this Plan shall be considered issued and outstanding and fully-paid and non-assessable for all purposes. Notwithstanding retention of Restricted Stock certificates by an escrow agent or the Company, Grantees shall have all rights with respect to Restricted Stock granted to them (but subject to the terms, conditions and restrictions specified under this Plan and any applicable Restricted Stock Agreement) including:

          (a) Title. Subject to the Grantee's execution of a Stock Power, any Restricted Stock granted under this Plan shall be held by an escrow agent or the Company under the Grantee's name.

          (b) Voting Rights. Subject to the Grantee's execution of a Stock Power, a Grantee shall be entitled to vote any Restricted Stock granted to him or her under this Plan.

          (c) Dividends. Dividends paid on any shares of Restricted Stock granted under this Plan shall be paid to: (i) the Grantee in whose name the shares of Restricted Stock are held; or (ii) in the event the Grantee has made a surrender election pursuant to Section 14.1, the Grantee's Restricted Stock Account.

                                 ARTICLE SEVEN

                               STOCK RESTRICTIONS

     7.1 Transfer Restrictions. Restricted Stock shall not be sold, transferred or otherwise disposed of and shall not be pledged or otherwise hypothecated (any such sale, transfer or other disposition, pledge or other hypothecation is hereinafter referred to as "to dispose of" or a "disposition") until the earliest of: (i) the date the restrictions on such Restricted Stock lapse in accordance with Article 8; (ii) the date such Restricted Stock is forfeited in accordance with Article 9; or (iii) termination of the Plan.

     7.2 Other Restrictions. The Committee may impose restrictions on Restricted Stock in addition to, or different from, those described in this Plan, as it deems necessary or appropriate. Grants to different Grantees may be made upon different terms with different conditions or restrictions. Grants may vary from time to time and from Grantee to Grantee.

                                 ARTICLE EIGHT

                             LAPSE OF RESTRICTIONS

     8.1 Events Triggering Lapse of Restrictions. If a Grantee remains in Continuous Directorship from a Date of Grant until the earliest of:

          (a) the date of his or her death;

          (b) the date the Committee determines, in its sole discretion, that he or she is totally disabled (within the meaning of the Company's group long-term disability plan or its successor);

          (c) the last day of the month in which occurs the third anniversary of the Date of Grant;

          (d) his or her Normal Retirement Date;

          (e) the date he or she fails to be re-elected to the Board of Directors after being duly nominated;

          (f) the date he or she resigns or retires from the Board of Directors upon the approval of at least eighty percent (80%) of the disinterested Directors; or

          (g) the date of a Change in Control (within the meaning of Section
     8.4);

then, subject to the terms of this Plan and any applicable Restricted Stock Agreement, all restrictions imposed upon Restricted Stock awarded to him or her pursuant to the Restricted Stock Agreement shall lapse and be of no further force and effect. In the event of Termination of Directorship for reasons other than those described in this Section, the status of the restrictions on such Grantee's Restricted Stock shall be governed by Article 9.

     8.2 Mandatory Sale of Shares of Restricted Stock to Satisfy Grantee's Tax Obligations. The Committee shall notify a Grantee of the lapse of restrictions on shares of Restricted Stock awarded to him or her under the Plan within an administratively practicable time after the lapse of restrictions. Provided that the Grantee has not surrendered such shares of Restricted Stock at least six (6) months before the date of the lapse of restrictions in accordance with Article 14, the Company or the escrow agent (as the case may be) shall sell the fewest number of shares of Common Stock with respect to which restrictions have lapsed necessary for the proceeds of such sale to equal (or exceed by not more than the actual sale price of a single share of Common Stock) the Grantee's projected tax liability determined by multiplying (A) the aggregate maximum marginal federal and applicable state and local income tax rates on the date of the lapse of restrictions; by (B) the total number of shares of Common Stock with respect to which restrictions have lapsed. The Company or the escrow agent (as the case may be) shall withhold the proceeds of such sale for purposes of satisfying the Grantee's federal, state and local income taxes resulting from the lapse of restrictions. Prior to any such sale, the Committee shall cause new certificates for such shares to be issued, with any legend making reference to the restrictions imposed hereunder removed. The Grantee shall provide the Committee, the Company and/or the escrow agent with such Stock Powers and additional information or documents as may be necessary for the Committee, the Company and/or the escrow agent to discharge their obligations under this Section.

     8.3 Delivery of Restricted Stock Upon Lapse of Restrictions. As promptly as practicable following the sale of a portion of a Grantee's Restricted Stock in accordance with Section 8.2, if it has not already done so, the Committee shall cause certificates for all Restricted Stock which have been held in escrow or by the Company to be issued to the Grantee, with any legend making reference to the various restrictions imposed hereunder removed. In addition, the Committee shall cause the Company or escrow agent to deliver the proceeds of the sale of shares of the Grantee's Restricted Stock pursuant to Section 8.2 to the Internal Revenue Service and/or other taxing authority in satisfaction of the Grantee's tax liability, arising from the issuance of the certificates. In the event of a Grantee's death, such certificates shall be delivered to the Grantee's Beneficiary, determined in accordance with Article 11.

     8.4 Definition of "Change in Control". A "Change in Control" shall be deemed to have occurred upon the occurrence of any of the following events:

          (a) The Company is merged or consolidated or reorganized into or with another corporation or other legal person or entity, and as a result of such merger, consolidation or reorganization less than a majority of the combined voting power of the then-outstanding securities of such corporation, person or entity immediately after such transaction are held in the aggregate by the holders of the then-outstanding securities entitled to vote generally in the election of Directors (the "Voting Stock") immediately prior to such transaction;

          (b) The Company sells or otherwise transfers all or substantially all of its assets to any other corporation or other legal person or entity, and less than a majority of the combined voting power of the then-outstanding securities of such corporation, person or entity immediately after such sale or transfer is held in the aggregate by the holders of Voting Stock immediately prior to such sale or transfer;

          (c) There is a report filed on Schedule 13D or Schedule TO (or any successor schedule, form or report), each as promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), disclosing that any person (as the term "person" is used in Section 13(d)(3) or Section 14(d)(2) of the Exchange Act) has become the beneficial owner (as the term "beneficial owner" is defined under Rule 13d-3 or any successor rule or regulation promulgated under the Exchange Act) of securities representing 15% or more of the total votes relating to the then-outstanding securities entitled to vote generally in the election of Directors (the "Voting Power");

          (d) The Company files a report or proxy statement with the Securities and Exchange Commission pursuant to the Exchange Act disclosing in response to Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) that a change in control of the Company has or may have occurred or will or may occur in the future pursuant to any then-existing contract or transaction;

          (e) During any period of two consecutive years, individuals, who at the beginning of any such period, constitute the Directors cease for any reason to constitute at least a majority thereof, unless the nomination for election by the Company's Stockholders of each new Director was approved by a vote of at least two-thirds of the Directors then in office who were Directors at the beginning of any such period; or

          (f) Such event as the Board of Directors, in the good faith exercise of its discretion, shall determine to be a "Change in Control."

Notwithstanding the foregoing provisions of paragraphs (c) and (d) of this definition, a "Change in Control" shall not be deemed to have occurred for purposes of this Plan (i) solely because (A) the Company, (B) a Subsidiary of the Company, or (C) any Company-sponsored employee stock ownership plan or other employee benefit plan of the Company or any Subsidiary, or any entity holding shares of Voting Stock for or pursuant to the terms of any such plan, either files or becomes obligated to file a report or proxy statement under or in response to Schedule 13D, Schedule TO, Form 8-K or Schedule 14A (or any successor schedule, form or report or item therein) under the Exchange Act, disclosing beneficial ownership by it of shares of Voting Stock or because the Company reports that a change in control of the Company has or may have occurred or will or may occur in the future by reason of such beneficial ownership, (ii) solely because any other person or entity either files or becomes obligated to file a report on Schedule 13D or Schedule TO (or any successor schedule, form or report) under the Exchange Act, disclosing beneficial ownership by it of shares of Voting Stock, but only if both (A) the transaction giving rise to such filing or obligation is approved in advance of consummation thereof by the Company's Board of Directors and (B) at least a majority of the Voting Power immediately after such transaction is held in the aggregate by the holders of Voting Stock immediately prior to such transaction, or (iii) solely because of a change in control of any Subsidiary of the Company.

                                  ARTICLE NINE

                         FORFEITURE OF RESTRICTED STOCK

     9.1 Termination of Directorship Before Lapse of Restrictions. If a Grantee experiences a Termination of Directorship before the occurrence of at least one of the following events:

          (a) his or her death;

          (b) the Committee's determination, in its sole discretion, that he or she is totally disabled (within the meaning of the Company's group long-term disability plan or its successor);

          (c) the last day of the month in which occurs the third anniversary of the Date of Grant;

          (d) his or her Normal Retirement Date;

          (e) his or her failure to be re-elected to the Board of Directors after being duly nominated;

          (f) his or her resignation or retirement from the Board of Directors with the approval of at least eighty percent (80%) of the disinterested Directors; or

          (g) a Change in Control (within the meaning of Section 8.4);

then, any Restricted Stock granted to such Grantee which remains subject to restrictions hereunder shall be forfeited and returned to the Company pursuant to a Stock Power and shall be available for future Grants as provided in Section 5.1.

                                  ARTICLE TEN

                          ESCROW AGREEMENT AND LEGENDS

     10.1 Escrow Agreements. In order to enforce the restrictions imposed upon Restricted Stock issued hereunder, the Committee shall require all Grantees to enter into escrow agreements providing that the certificates representing Restricted Stock issued pursuant to this Plan shall remain in the physical custody of an escrow agent or the Company until the restrictions imposed upon such Restricted Stock pursuant to this Plan have lapsed. The Committee may impose such additional restrictions on any Restricted Stock awarded pursuant to the Plan as it may deem necessary or appropriate including, without limitation, restrictions under the Securities Act of 1933, as amended, or other securities laws, the requirements of NASDAQ, the New York Stock Exchange or any other stock exchange or transaction reporting system upon which such Restricted Stock is then listed or quoted and any state "blue sky" laws applicable to such Restricted Stock.

     10.2 Legends. The Committee shall cause a legend to be placed on any certificates representing Restricted Stock granted under this Plan which shall make appropriate reference to the various restrictions on such Restricted Stock and any other restrictions the Committee deems necessary or appropriate.

                                 ARTICLE ELEVEN

                            BENEFICIARY DESIGNATION

     11.1 Procedures for Beneficiary Designation. A Grantee may designate a Beneficiary or Beneficiaries to receive any shares of Restricted Stock or other amounts that become payable on account of the Grantee's death, in such manner as the Committee may require.

     11.2 Default Beneficiaries. If a Grantee has not designated a Beneficiary or Beneficiaries in accordance with Section 11.1, any shares of Restricted Stock or other amounts that become unrestricted on account of the death of the Grantee shall be distributed to the person or persons in the first of the following classes in which there are any survivors of such Grantee:

          (a) his or her spouse at the time of death;

          (b) his or her issue per stirpes;

          (c) his or her parents; and

          (d) the executor or administrator of his or her estate.

                                 ARTICLE TWELVE

                                   AMENDMENTS

     12.1 Plan May Be Amended. Subject to Section 12.2, the Board of Directors may amend this Plan for any reason and at any time.

     12.2 Limitations on Plan Amendment.  Except as otherwise provided in
Section 5.1, no amendment shall increase the maximum number of shares of Common Stock that may be granted under this Plan without the further approval of the Stockholders. Furthermore, any amendment to this Plan meeting the definition of a "material revision" under the New York Stock Exchange rules must be approved by the Stockholders. No amendment to this Plan shall materially and adversely modify or impair the then existing rights of Grantees without such individual's written consent.

                                ARTICLE THIRTEEN

                                  TERMINATION

     13.1 Plan Termination. The Board of Directors may terminate this Plan for any reason and at any time. Except as otherwise provided in Section 13.2, Plan termination shall not materially and adversely modify or impair the then existing rights of Grantees without such individual's written consent.

     13.2 Stockholder Approval. This Plan shall immediately terminate if the Plan is not approved by a majority of the outstanding shares of Common Stock present (in person, telephonically, electronically, by proxy or its equivalent or as otherwise permitted by the Company's governing documents) and entitled to vote at the October 2003 meeting of Stockholders of the Company. Notwithstanding any Plan provision to the contrary, in the event of such a termination, all Grants of Restricted Stock under the Plan, if any, shall be revoked and the Plan shall be deemed null and void ab initio. In the event of such a termination, the

Company, the Board of Directors, the Committee and the Subsidiaries shall not be liable for any Grants under this Plan.

                                ARTICLE FOURTEEN

                  COORDINATION WITH DEFERRED COMPENSATION PLAN

     14.1 Surrender and Cancellation of Shares of Restricted Stock. A Grantee may elect to surrender any or all of the shares of Restricted Stock granted to him or her under this Plan and any dividends attributable thereto. The Grantee shall automatically have the same number of shares of Restricted Stock credited to his or her Restricted Stock Account under the Deferred Compensation Plan. In addition, any dividends attributable to such shares of Restricted Stock on or after the date of surrender shall be credited to the Grantee's Restricted Stock Account under the Deferred Compensation Plan.

     For a surrender election to be valid, it must be made in accordance with terms and conditions imposed by the Committee and under the Deferred Compensation Plan. A surrender election must be delivered to and accepted by the Committee at least six (6) months prior to the date of lapse of the restrictions with respect to the shares of Restricted Stock that are the subject of that surrender election.

     14.2 Vesting of Surrendered and Canceled Shares of Restricted Stock. A Grantee shall be vested in shares of Restricted Stock credited to his or her account under the Deferred Compensation Plan as a result of surrender or cancellation of shares of Restricted Stock under this Plan on the date restrictions on the surrendered or cancelled shares of Restricted Stock would have lapsed under this Plan (the Grantee's "Deemed Lapse Date"). As soon as practicable after a Grantee's Deemed Lapse Date, the Committee shall advise the trustee or administrator of the Deferred Compensation Plan that the Grantee has become vested with respect to shares of Restricted Stock under the Deferred Compensation Plan.

                                ARTICLE FIFTEEN

                                 MISCELLANEOUS

     15.1 Consents. If the Committee shall at any time determine that any Consent (as defined below) is necessary or desirable as a condition to, or in connection with, any Grant under the Plan, the issuance of shares of Common Stock or other rights thereunder or the taking of any other action thereunder (each such action being hereinafter referred to as a "Plan Action"), then such Plan Action shall not be taken, in whole or in part, unless and until such Consent shall have been effected or obtained to the full satisfaction of the Committee, or the Committee may require that such Plan Action be taken only in such manner as to make such Consent unnecessary.

     The term "Consent" as used herein with respect to any Plan Action means:
(i) any and all listings, registrations or qualifications in respect thereof upon any securities exchange or under any federal, state or local law, rule or regulation; (ii) any and all written agreements and representations by the Grantee with respect to the acquisition or disposition of shares of Common Stock, or with respect to any other matter, which the Committee shall deem necessary or desirable to comply with the terms of any such listing, registration or qualification or to obtain an exemption from the requirement that any such listing, qualification or registration be made; and (iii) any and all consents, clearances and approvals by any governmental or other regulatory bodies.

     15.2 Non-Uniform Determinations and Restricted Stock Agreements. The Company's, Board of Director's or Committee's determinations under the Plan need not be uniform and may be made selectively among Directors who receive, or are eligible to receive, Grants under the Plan (whether or not such persons are similarly situated). Without limiting the generality of the foregoing, the Company, Board of Directors and Committee shall be entitled, among other things, to make non-uniform and selective determinations, and to enter into non-uniform and selective Restricted Stock Agreements as to: (i) the persons to receive Grants under the Plan; and (ii) the terms, conditions and restrictions of Grants under the Plan.

     15.3 Other Payments or Awards. Nothing contained in the Plan shall be deemed to in any way limit or restrict the Company, any Subsidiary, the Board of Directors or the Committee from making any award or payment to any person under any other plan, arrangement or understanding, whether now existing or hereafter in effect.

     15.4 Section Headings. The section headings contained herein are for purposes of convenience only and are not intended to define or limit the contents of said sections.

     15.5 Number. The singular herein shall include the plural, or vice versa, wherever the context so requires.

     15.6 Waiver. No waiver of any term or provision of this Plan by the Company, any Subsidiary, Board of Directors or Committee will constitute a waiver of the same term or provision in any subsequent case.

     15.7 Governing Law. This Plan shall be governed by, construed and enforced in accordance with the internal laws of the State of Delaware, without reference to principles of conflict of laws.

         DIRECTIONS TO RPM ANNUAL MEETING AT MICHAUD'S TOWNE N' COUNTRY


          FROM CLEVELAND AND POINTS NORTH (INCLUDING HOPKINS AIRPORT)
                   I-71 SOUTH TO THE STRONGSVILLE EXIT #231-B
          ROUTE 82 WEST TO PEARL ROAD (ROUTE 42), LEFT ONTO PEARL ROAD
                    MICHAUD'S WILL BE 1.3 MILES ON THE RIGHT

                      FROM THE OHIO TURNPIKE EAST AND WEST
   OHIO TURNPIKE (I-80) TO I-71 SOUTH (EXIT 10 FROM WEST/EXIT 161 FROM EAST).
                      EXIT AT THE STRONGSVILLE EXIT #231-B
          ROUTE 82 WEST TO PEARL ROAD (ROUTE 42), LEFT ONTO PEARL ROAD
                    MICHAUD'S WILL BE 1.3 MILES ON THE RIGHT

                                 FROM THE EAST
         I-480 WEST TO I-71 SOUTH. EXIT AT THE STRONGSVILLE EXIT #231-B
          ROUTE 82 WEST TO PEARL ROAD (ROUTE 42), LEFT ONTO PEARL ROAD
                    MICHAUD'S WILL BE 1.3 MILES ON THE RIGHT

                                 FROM THE SOUTH
           I-71 NORTH TO THE STRONGSVILLE/NORTH ROYALTON EXIT #231-B
       TURN LEFT AT THE END OF RAMP ONTO ROUTE 82 AND CROSS OVER BRIDGE.
          ROUTE 82 WEST TO PEARL ROAD (ROUTE 42), LEFT ONTO PEARL ROAD
                    MICHAUD'S WILL BE 1.3 MILES ON THE RIGHT

________________________________________________________________________________

                                            MICHAUD'S
                                        Towne n' Country
                                        16808 Pearl Road
                                    Strongsville, Ohio 44136
                                       Phone: 440-238-7078        [MAP ART]

--------------------------------------------------------------------------------

                             RPM INTERNATIONAL INC.

               ANNUAL MEETING OF STOCKHOLDERS -- OCTOBER 10, 2003
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby (i) appoints FRANK C. SULLIVAN and P. KELLY TOMPKINS, and each of them, as Proxy holders and attorneys, with full power of substitution, to appear and vote all of the shares of Common Stock of RPM International Inc., which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at Michaud's Towne n' Country, located at 16808 Pearl Road, Strongsville, Ohio, on Friday, October 10, 2003 at 2:00 P.M. Eastern Time, and at any adjournment or postponement thereof, hereby revoking any and all proxies heretofore given and (ii) authorizes and directs said Proxy holders to vote all of the shares of Common Stock of the Company represented by this Proxy as follows, WITH THE UNDERSTANDING THAT IF NO DIRECTIONS ARE GIVEN ON THE REVERSE SIDE, SAID SHARES OF COMMON STOCK WILL BE VOTED "FOR" THE ELECTION OF THE FOUR DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND "FOR" THE APPROVAL AND ADOPTION OF THE RPM INTERNATIONAL INC. 2003 RESTRICTED STOCK PLAN FOR DIRECTORS.

     YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE. THE PROXIES CANNOT VOTE YOUR COMMON STOCK UNLESS YOU SIGN AND RETURN THIS CARD.

ELECTRONIC ACCESS TO FUTURE DOCUMENTS AVAILABLE
-----------------------------------------------

     The Company has the option of providing its Proxy Statements and Annual Reports over the Internet. If you have not done so in prior years, you may give your consent to receive these documents via the Internet and we will advise you when these documents become available. Once you give your consent, it will remain in effect until you notify the Company in writing by mail that you wish to resume mail delivery of the Proxy Statements and Annual Reports. Even if you give your consent, you will have the right to request copies of these documents at any time by mail. You will be responsible for costs associated with Internet usage, such as telephone charges and access fees. To give you consent, if you have not done so in prior years, please check the appropriate box located at the bottom of the reverse side of this card.


ADDRESS CHANGES: _______________________________________________________________

________________________________________________________________________________
(If you noted any Address Changes above, please mark corresponding box on the reverse side.)

      PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE.

[RPM LOGO]
RPM INTERNATIONAL INC.
C/O NATIONAL CITY BANK
P.O. BOX 92301
CLEVELAND, OHIO 44193-0900



AUTO DATA PROCESSING
INVESTOR COMM SERVICES
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to RPM International Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.



                                              CONTROL NUMBER

                                              ACCOUNT NUMBER

                                              PAGE       1  OF    2


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]

                                   RPMCM3     KEEP THIS PORTION FOR YOUR RECORDS
 -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------
RPM INTERNATIONAL INC.

THE RPM BOARD OF DIRECTORS RECOMMENDS THAT
YOU VOTE FOR THE FOLLOWING PROPOSALS.

VOTE ON DIRECTORS          FOR  WITHHOLD  FOR ALL    To withhold authority to
                           ALL     ALL    EXCEPT     vote, mark "For All Except"
1. ELECTION OF DIRECTORS   [ ]     [ ]      [ ]      and write the nominee's
                                                     number on the line below.
   01) Bruce A. Carbonari
   02) James A. Karman                               ---------------------------
   03) Donald K. Miller
   04) Joseph P. Viviano

VOTE ON PROPOSAL

2. APPROVE AND ADOPT THE RPM INTERNATIONAL INC.           FOR  AGAINST   ABSTAIN
   2003 RESTRICTED STOCK PLAN FOR DIRECTORS               [ ]    [ ]       [ ]


In their discretion, to act on any other matter or matters which may properly come before the meeting.

For address changes, please check this box and                             [ ]
write them on the back where indicated



Note: Please sign exactly as name appears hereon.
Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.

-------------------------------------------------
                                   |
-------------------------------------------------
Signature (PLEASE SIGN WITHIN BOX)   Date                 P81657

CONSENT TO ELECTRONIC DELIVERY
By checking the box to the right, I consent to
receive Proxy Statements and Annual Reports
electronically via the Internet instead of in the
mail. The Company will not distribute printed
materials to me for future stockholder meetings        Yes       No
unless I request them or revoke my consent, and
will notify me when and where its Proxy Statements     [ ]       [ ]
and Annual Reports are available on the Internet.

Please indicate if you plan to attend Annual Meeting   [ ]       [ ]


-------------------------------------------------
                                   |
-------------------------------------------------
Signature (Joint Owners)             Date
--------------------------------------------------------------------------------

         DIRECTIONS TO RPM ANNUAL MEETING AT MICHAUD'S TOWNE N' COUNTRY


          FROM CLEVELAND AND POINTS NORTH (INCLUDING HOPKINS AIRPORT)
                   I-71 SOUTH TO THE STRONGSVILLE EXIT #231-B
          ROUTE 82 WEST TO PEARL ROAD (ROUTE 42), LEFT ONTO PEARL ROAD
                    MICHAUD'S WILL BE 1.3 MILES ON THE RIGHT

                      FROM THE OHIO TURNPIKE EAST AND WEST
   OHIO TURNPIKE (I-80) TO I-71 SOUTH (EXIT 10 FROM WEST/EXIT 161 FROM EAST).
                      EXIT AT THE STRONGSVILLE EXIT #231-B
          ROUTE 82 WEST TO PEARL ROAD (ROUTE 42), LEFT ONTO PEARL ROAD
                    MICHAUD'S WILL BE 1.3 MILES ON THE RIGHT

                                 FROM THE EAST
         I-480 WEST TO I-71 SOUTH. EXIT AT THE STRONGSVILLE EXIT #231-B
          ROUTE 82 WEST TO PEARL ROAD (ROUTE 42), LEFT ONTO PEARL ROAD
                    MICHAUD'S WILL BE 1.3 MILES ON THE RIGHT

                                 FROM THE SOUTH
           I-71 NORTH TO THE STRONGSVILLE/NORTH ROYALTON EXIT #231-B
       TURN LEFT AT THE END OF RAMP ONTO ROUTE 82 AND CROSS OVER BRIDGE.
          ROUTE 82 WEST TO PEARL ROAD (ROUTE 42), LEFT ONTO PEARL ROAD
                    MICHAUD'S WILL BE 1.3 MILES ON THE RIGHT

________________________________________________________________________________

                                            MICHAUD'S
                                        Towne n' Country
                                        16808 Pearl Road
                                    Strongsville, Ohio 44136
                                       Phone: 440-238-7078        [MAP ART]

--------------------------------------------------------------------------------

                             RPM INTERNATIONAL INC.

               ANNUAL MEETING OF STOCKHOLDERS -- OCTOBER 10, 2003
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby (i) appoints FRANK C. SULLIVAN and P. KELLY TOMPKINS, and each of them, as Proxy holders and attorneys, with full power of substitution, to appear and vote all of the shares of Common Stock of RPM International Inc., which the undersigned shall be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at Michaud's Towne n' Country, located at 16808 Pearl Road, Strongsville, Ohio, on Friday, October 10, 2003 at 2:00 P.M. Eastern Time, and at any adjournment or postponement thereof, hereby revoking any and all proxies heretofore given and (ii) authorizes and directs said Proxy holders to vote all of the shares of Common Stock of the Company represented by this Proxy as follows, WITH THE UNDERSTANDING THAT IF NO DIRECTIONS ARE GIVEN ON THE REVERSE SIDE, SAID SHARES OF COMMON STOCK WILL BE VOTED "FOR" THE ELECTION OF THE FOUR DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS AND "FOR" THE APPROVAL AND ADOPTION OF THE RPM INTERNATIONAL INC. 2003 RESTRICTED STOCK PLAN FOR DIRECTORS.

     YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES, SEE REVERSE SIDE. THE PROXIES CANNOT VOTE YOUR COMMON STOCK UNLESS YOU SIGN AND RETURN THIS CARD.

ADDRESS CHANGES: _______________________________________________________________

________________________________________________________________________________
(If you noted any Address Changes above, please mark corresponding box on the reverse side.)

      PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE.

[RPM LOGO]
RPM INTERNATIONAL INC.
C/O NATIONAL CITY BANK
P.O. BOX 92301
CLEVELAND, OHIO 44193-0900



AUTO DATA PROCESSING
INVESTOR COMM SERVICES
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to RPM International Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.



                                              CONTROL NUMBER

                                              ACCOUNT NUMBER

                                              PAGE       1  OF    2


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]

                                   RPMCM1     KEEP THIS PORTION FOR YOUR RECORDS
 -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------
RPM INTERNATIONAL INC.

THE RPM BOARD OF DIRECTORS RECOMMENDS THAT
YOU VOTE FOR THE FOLLOWING PROPOSALS.

VOTE ON DIRECTORS          FOR  WITHHOLD  FOR ALL    To withhold authority to
                           ALL     ALL    EXCEPT     vote, mark "For All Except"
1. ELECTION OF DIRECTORS   [ ]     [ ]      [ ]      and write the nominee's
                                                     number on the line below.
   01) Bruce A. Carbonari
   02) James A. Karman                               ---------------------------
   03) Donald K. Miller
   04) Joseph P. Viviano

VOTE ON PROPOSAL

2. APPROVE AND ADOPT THE RPM INTERNATIONAL INC.           FOR  AGAINST   ABSTAIN
   2003 RESTRICTED STOCK PLAN FOR DIRECTORS               [ ]    [ ]       [ ]


In their discretion, to act on any other matter or matters which may properly come before the meeting.





For address changes, please check this box and
write them on the back where indicated                                     [ ]

Please indicate if you plan to attend Annual
Meeting                                                [ ]       [ ]
                                                       Yes       No

-------------------------------------------------
                                   |
-------------------------------------------------
Signature (PLEASE SIGN WITHIN BOX)   Date


Z32863

-------------------------------------------------
                                   |
-------------------------------------------------
Signature (Joint Owners)             Date
--------------------------------------------------------------------------------

         DIRECTIONS TO RPM ANNUAL MEETING AT MICHAUD'S TOWNE N' COUNTRY


          FROM CLEVELAND AND POINTS NORTH (INCLUDING HOPKINS AIRPORT)
                   I-71 SOUTH TO THE STRONGSVILLE EXIT #231-B
          ROUTE 82 WEST TO PEARL ROAD (ROUTE 42), LEFT ONTO PEARL ROAD
                    MICHAUD'S WILL BE 1.3 MILES ON THE RIGHT

                      FROM THE OHIO TURNPIKE EAST AND WEST
   OHIO TURNPIKE (I-80) TO I-71 SOUTH (EXIT 10 FROM WEST/EXIT 161 FROM EAST).
                      EXIT AT THE STRONGSVILLE EXIT #231-B
          ROUTE 82 WEST TO PEARL ROAD (ROUTE 42), LEFT ONTO PEARL ROAD
                    MICHAUD'S WILL BE 1.3 MILES ON THE RIGHT

                                 FROM THE EAST
         I-480 WEST TO I-71 SOUTH. EXIT AT THE STRONGSVILLE EXIT #231-B
          ROUTE 82 WEST TO PEARL ROAD (ROUTE 42), LEFT ONTO PEARL ROAD
                    MICHAUD'S WILL BE 1.3 MILES ON THE RIGHT

                                 FROM THE SOUTH
           I-71 NORTH TO THE STRONGSVILLE/NORTH ROYALTON EXIT #231-B
       TURN LEFT AT THE END OF RAMP ONTO ROUTE 82 AND CROSS OVER BRIDGE.
          ROUTE 82 WEST TO PEARL ROAD (ROUTE 42), LEFT ONTO PEARL ROAD
                    MICHAUD'S WILL BE 1.3 MILES ON THE RIGHT

________________________________________________________________________________

                                            MICHAUD'S
                                        Towne n' Country
                                        16808 Pearl Road
                                    Strongsville, Ohio 44136
                                       Phone: 440-238-7078        [MAP ART]

--------------------------------------------------------------------------------

                             RPM INTERNATIONAL INC.

                             401(k) TRUST AND PLAN

TO: WACHOVIA BANK, N.A.

     The undersigned hereby directs Wachovia Bank, N.A., RPM International Inc. 401(k) Trust and Plan Trustee to vote shares of Common Stock held for the undersigned's 401(k) Plan account at the Annual Meeting of the Stockholders of the Company to be held at Michaud's Towne n' Country, located at 16808 Pearl Road, Strongsville, Ohio, on Friday, October 10, 2003 at 2:00 P.M. Eastern Time, and at any adjournment or postponement thereof, WITH THE UNDERSTANDING THAT IF A SIGNED DIRECTION CARD IS RETURNED WITH NO DIRECTIONS GIVEN ON THE REVERSE SIDE, SAID SHARES OF COMMON STOCK WILL BE VOTED "FOR" THE ELECTION OF THE FOUR DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, "FOR" THE APPROVAL
AND ADOPTION OF THE RPM INTERNATIONAL INC. 2003 RESTRICTED STOCK PLAN FOR DIRECTORS AND IN ACCORDANCE WITH THE TRUSTEE'S DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

  YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES,
                               SEE REVERSE SIDE.

      PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE.

[RPM LOGO]
RPM INTERNATIONAL INC.
C/O NATIONAL CITY BANK
P.O. BOX 92301
CLEVELAND, OHIO 44193-0900



AUTO DATA PROCESSING
INVESTOR COMM SERVICES
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to RPM International Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.



                                              CONTROL NUMBER

                                              ACCOUNT NUMBER

                                              PAGE       1  OF    2


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]

                                   RPMNUN     KEEP THIS PORTION FOR YOUR RECORDS
 -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------
RPM INTERNATIONAL INC.

THE RPM BOARD OF DIRECTORS RECOMMENDS THAT
YOU VOTE FOR THE FOLLOWING PROPOSALS.

VOTE ON DIRECTORS          FOR  WITHHOLD  FOR ALL    To withhold authority to
                           ALL     ALL    EXCEPT     vote, mark "For All Except"
1. ELECTION OF DIRECTORS   [ ]     [ ]      [ ]      and write the nominee's
                                                     number on the line below.
   01) Bruce A. Carbonari
   02) James A. Karman                               ---------------------------
   03) Donald K. Miller
   04) Joseph P. Viviano

VOTE ON PROPOSAL

2. APPROVE AND ADOPT THE RPM INTERNATIONAL INC.           FOR  AGAINST   ABSTAIN
   2003 RESTRICTED STOCK PLAN FOR DIRECTORS               [ ]    [ ]       [ ]


In their discretion, to act on any other matter or matters which may properly come before the meeting.





Note: Please sign exactly as name appears hereon.
Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.

-------------------------------------------------
                                   |
-------------------------------------------------
Signature (PLEASE SIGN WITHIN BOX)   Date


               P81657

-------------------------------------------------
                                   |
-------------------------------------------------
Signature (Joint Owners)             Date
--------------------------------------------------------------------------------

         DIRECTIONS TO RPM ANNUAL MEETING AT MICHAUD'S TOWNE N' COUNTRY


          FROM CLEVELAND AND POINTS NORTH (INCLUDING HOPKINS AIRPORT)
                   I-71 SOUTH TO THE STRONGSVILLE EXIT #231-B
          ROUTE 82 WEST TO PEARL ROAD (ROUTE 42), LEFT ONTO PEARL ROAD
                    MICHAUD'S WILL BE 1.3 MILES ON THE RIGHT

                      FROM THE OHIO TURNPIKE EAST AND WEST
   OHIO TURNPIKE (I-80) TO I-71 SOUTH (EXIT 10 FROM WEST/EXIT 161 FROM EAST).
                      EXIT AT THE STRONGSVILLE EXIT #231-B
          ROUTE 82 WEST TO PEARL ROAD (ROUTE 42), LEFT ONTO PEARL ROAD
                    MICHAUD'S WILL BE 1.3 MILES ON THE RIGHT

                                 FROM THE EAST
         I-480 WEST TO I-71 SOUTH. EXIT AT THE STRONGSVILLE EXIT #231-B
          ROUTE 82 WEST TO PEARL ROAD (ROUTE 42), LEFT ONTO PEARL ROAD
                    MICHAUD'S WILL BE 1.3 MILES ON THE RIGHT

                                 FROM THE SOUTH
           I-71 NORTH TO THE STRONGSVILLE/NORTH ROYALTON EXIT #231-B
       TURN LEFT AT THE END OF RAMP ONTO ROUTE 82 AND CROSS OVER BRIDGE.
          ROUTE 82 WEST TO PEARL ROAD (ROUTE 42), LEFT ONTO PEARL ROAD
                    MICHAUD'S WILL BE 1.3 MILES ON THE RIGHT

________________________________________________________________________________

                                            MICHAUD'S
                                        Towne n' Country
                                        16808 Pearl Road
                                    Strongsville, Ohio 44136
                                       Phone: 440-238-7078        [MAP ART]

--------------------------------------------------------------------------------

                             RPM INTERNATIONAL INC.

                 UNION 401(k) RETIREMENT SAVINGS TRUST AND PLAN

TO: WACHOVIA BANK, N.A.

     The undersigned hereby directs Wachovia Bank, N.A., RPM International Inc. Union 401(k) Retirement Savings Trust and Plan Trustee to vote shares of Common Stock held for the undersigned's 401(k) Plan account at the Annual Meeting of the Stockholders of the Company to be held at Michaud's Towne n' Country, located at 16808 Pearl Road, Strongsville, Ohio, on Friday, October 10, 2003 at 2:00 P.M. Eastern Time, and at any adjournment or postponement thereof, WITH THE UNDERSTANDING THAT IF A SIGNED DIRECTION CARD IS RETURNED WITH NO DIRECTIONS GIVEN ON THE REVERSE SIDE, SAID SHARES OF COMMON STOCK WILL BE VOTED "FOR" THE ELECTION OF THE FOUR DIRECTORS NOMINATED BY THE BOARD OF DIRECTORS, "FOR" THE APPROVAL AND ADOPTION OF THE RPM INTERNATIONAL INC. 2003 RESTRICTED STOCK PLAN FOR DIRECTORS AND IN ACCORDANCE WITH THE TRUSTEE'S DISCRETION ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

  YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES,
                               SEE REVERSE SIDE.

      PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ACCOMPANYING ENVELOPE.

[RPM LOGO]
RPM INTERNATIONAL INC.
C/O NATIONAL CITY BANK
P.O. BOX 92301
CLEVELAND, OHIO 44193-0900



AUTO DATA PROCESSING
INVESTOR COMM SERVICES
ATTENTION:
TEST PRINT
51 MERCEDES WAY
EDGEWOOD, NY
11717

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to RPM International Inc., c/o ADP, 51 Mercedes Way, Edgewood, NY 11717.



                                              CONTROL NUMBER

                                              ACCOUNT NUMBER

                                              PAGE       1  OF    2


TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:  [X]

                                   RPMUN1     KEEP THIS PORTION FOR YOUR RECORDS
 -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
--------------------------------------------------------------------------------
RPM INTERNATIONAL INC.

THE RPM BOARD OF DIRECTORS RECOMMENDS THAT
YOU VOTE FOR THE FOLLOWING PROPOSALS.

VOTE ON DIRECTORS          FOR  WITHHOLD  FOR ALL    To withhold authority to
                           ALL     ALL    EXCEPT     vote, mark "For All Except"
1. ELECTION OF DIRECTORS   [ ]     [ ]      [ ]      and write the nominee's
                                                     number on the line below.
   01) Bruce A. Carbonari
   02) James A. Karman                               ---------------------------
   03) Donald K. Miller
   04) Joseph P. Viviano

VOTE ON PROPOSAL

2. APPROVE AND ADOPT THE RPM INTERNATIONAL INC.           FOR  AGAINST   ABSTAIN
   2003 RESTRICTED STOCK PLAN FOR DIRECTORS               [ ]    [ ]       [ ]


In their discretion, to act on any other matter or matters which may properly come before the meeting.





Note: Please sign exactly as name appears hereon.
Joint owners should each sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such.

-------------------------------------------------
                                   |
-------------------------------------------------
Signature (PLEASE SIGN WITHIN BOX)   Date


               P81657

-------------------------------------------------
                                   |
-------------------------------------------------
Signature (Joint Owners)             Date
--------------------------------------------------------------------------------

                          [Electronic delivery notice]

                          NOTICE OF RPM ANNUAL MEETING


     The Annual Meeting of Stockholders of RPM International Inc. will be held at Michaud's Towne n' Country, Strongsville, Ohio, on Friday, October 10, 2003, at 2:00 P.M. Eastern time. Please note that this is a new location. Your proxy card for voting at the Annual Meeting is enclosed.

     We encourage you to read the Annual Report and Proxy Statement and vote your shares. Pursuant to your previous request to receive such materials electronically, the Annual Report and Proxy Statement are available over the Internet at www.rpminc.com.

     Your vote is important. We encourage you to vote over the Internet at www.proxyvote.com, or by telephone at 1-800-690-6903, or by returning your proxy card in the envelope provided.

     The control number necessary for you to vote by telephone or over the Internet is printed on the enclosed proxy card.